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EXECUTIVE COMPENSATION

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

Newfield Exploration Company
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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2016 Proxy Statement

Notice of 2016 Annual Meeting of Stockholders
To be Held on May 17, 2016

4 Waterway Square Place Suite 100 The Woodlands, TX 77380

"2015 was a good year for Newfield and its stockholders as we continued a multi-year streak of solid execution against our targets and delivered on our key objectives. The market took note as our share price increased 20% over 2014 and we were ranked as the top E&P stock in the S&P 500 Index. Although these are challenging times for our industry, we have taken timely and aggressive steps to adapt our near-term business strategies to ensure we maintain liquidity and preserve our balance sheet. Early in 2016, we issued 34.5 million shares of common stock and raised an estimated $775 million in net proceeds. This issuance ensures we will have the financial foundation to execute our near-term business plan. I am confident that we have the right plan, people and assets in place to prosper and succeed when oil prices eventually stabilize and recover."

-Lee K. Boothby

Dear Stockholders:

I am pleased to invite you to join our Board of Directors, senior leadership and other associates and stockholders for our 2016 Annual Meeting of Stockholders, which will be held at 8:00 a.m. Central Daylight Time on May 17, 2016. We will again this year provide an opportunity for all stockholders, regardless of location, to attend our 2016 Annual Meeting. Specifically, we will hold a virtual meeting and you will be able to attend the 2016 Annual Meeting, vote and submit any questions during the meeting via live webcast through the link www.virtualshareholdermeeting.com/NFX2016. You will need the 12-digit control number included with these proxy materials to vote during the Annual Meeting, but we urge you to vote before the meeting. The attached Notice of Annual Meeting of Stockholders and Proxy Statement will serve as your guide to the business to be conducted during the meeting. As in years past, we will have a brief management presentation following the official business portion of the meeting.

We are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials (Notice). We believe the Notice process allows us to provide our stockholders with the information they desire in a timely manner, while saving costs and reducing the environmental impact of our Annual Meeting. The Notice contains instructions on how to access our 2015 Annual Report, 2016 Proxy Statement and proxy card over the Internet, as well as instructions on how to request a paper copy of the materials, if desired. All stockholders who do not receive a Notice should receive a paper copy of the proxy materials by mail.

Your vote is very important to us. We encourage you to sign and return your proxy card and/or vote by telephone or Internet following the instructions on the Notice as soon as possible, so that your shares will be represented and voted at the meeting. Instructions on how to vote are on page four.

I hope you are able to join the virtual meeting. Thank you for being a stockholder and for the trust you have in our Company.

Sincerely,

LEE K. BOOTHBY
Chairman of the Board, President and CEO

4 Waterway Square Place Suite 100 The Woodlands, TX 77380

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
May 17, 2016
8:00 a.m. Central Daylight Time via live webcast

The 2016 Annual Meeting of Stockholders of Newfield Exploration Company (the "Annual Meeting") will be held at 8:00 a.m. Central Daylight Time on May 17, 2016, via live webcast through the link www.virtualshareholdermeeting.com/NFX2016 for the following purposes:

  1.
  To elect a Board of Directors for the coming year;

  2.
  To ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for the year ending December 31, 2016;

  3.
  To hold an advisory vote to approve the compensation of the Company's named executive officers; and

  4.
  To transact any other business that may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting.

The close of business on March 21, 2016 has been fixed as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. This Notice, Proxy Statement and the form of proxy/voting instruction card are first being sent or made available to stockholders on or about March 25, 2016.

By order of the Board of Directors,

TIMOTHY D. YANG
March 24, 2016	General Counsel and Corporate Secretary

YOUR VOTE IS IMPORTANT

You may vote by Internet or by telephone using the instructions on the Notice, or, if you received a paper copy of the proxy card, by signing and returning it in the envelope provided. You will need the 12-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable) to vote at the meeting. You may revoke your proxy at any time before the vote is taken by following the instructions in this Proxy Statement. You may also attend and vote during the Annual Meeting via our virtual meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 17, 2016

The notice of the 2016 Annual Meeting, the Proxy Statement and our 2015 Annual Report and 10-K are available at:

http://www.proxyvote.com

FORWARD-LOOKING STATEMENTS

Some of the amounts set forth in this Proxy Statement in the disclosure regarding executive compensation are forward-looking statements within the meaning of the federal securities laws. These amounts include estimates of future amounts payable under awards, plans and agreements or the present value of future amounts, as well as the estimated value at December 31, 2015 of awards the vesting of which will depend on performance over future periods. Estimating future payments of this nature is necessarily subject to contingencies and uncertainties, many of which are difficult to predict. In order to estimate amounts that may be paid in the future, we had to make assumptions as to a number of variables, which may, and in many cases will, differ from future actual conditions. These variables include the price of our common stock, the date of termination of employment, final pay, interest rates, applicable tax rates and other assumptions. Accordingly, amounts and awards paid out in future periods may vary from the related estimates and values set forth in this Proxy Statement.

NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROXY STATEMENT, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE DELIVERY OF THIS PROXY STATEMENT SHALL, UNDER NO CIRCUMSTANCES, CREATE ANY IMPLICATION THAT THERE HAS BEEN NO CHANGE IN OUR AFFAIRS SINCE THE DATE OF THIS PROXY STATEMENT.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        iii

NEWFIELD EXPLORATION COMPANY

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(281) 210-5100
www.newfield.com

PROXY STATEMENT
For the 2016 Annual Meeting of Stockholders

We are furnishing you this Proxy Statement in connection with the solicitation of proxies by our Board of Directors (Board) to be voted at the 2016 Annual Meeting of Stockholders (Annual Meeting) of Newfield Exploration Company, a Delaware corporation, sometimes referred to as the Company, Newfield, our, us or we. The Annual Meeting will be held virtually at 8:00 a.m. Central Daylight Time on Tuesday, May 17, 2016 via live webcast through the link www.virtualshareholdermeeting.com/NFX2016. You will need the 12-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card (if applicable) to vote. The proxy materials, including this Proxy Statement, proxy card or voting instructions and our 2015 Annual Report and 10-K are being distributed and made available on or about March 25, 2016.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (SEC), we are providing our stockholders access to our proxy materials on the Internet. Accordingly, a Notice of Internet Availability of Proxy Materials (Notice) will be mailed to most of our stockholders on or about March 25, 2016. Stockholders will have the ability to access the proxy materials on a website referred to in the Notice or request a printed set of the proxy materials to be sent to them by following the instructions in the Notice.

The Notice also provides instructions on how to inform us to send future proxy materials to you electronically by e-mail or in printed form by mail. If you choose to receive future proxy materials by e-mail, you will receive an e-mail next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy materials by e-mail or printed form will remain in effect until you terminate it.

Choosing to receive future proxy materials by e-mail will allow us to provide you with the information you need in a timelier manner, save us the cost of printing and mailing documents to you and conserve natural resources.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        1

PROXY STATEMENT SUMMARY

This proxy statement summary highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information that you should consider, and you should read the entire proxy statement carefully before voting.

ANNUAL MEETING OF STOCKHOLDERS

Time and Date:	8:00 a.m. Central Daylight Time on Tuesday, May 17, 2016

Place:	Via live webcast through the link www.virtualshareholdermeeting.com/NFX2016

Record Date:	March 21, 2016

Voting:	Stockholders as of the record date are entitled to vote.

Vote by Internet at http://www.proxyvote.com	Vote by telephone at 1-800-690-6903	Vote by completing and returning your proxy card or voter instruction card

Vote during the meeting via the Internet at www.virtualshareholdermeeting.com/NFX2016. You will need the 12-digit control number provided on the Notice of Internet Availability of Proxy Materials or your proxy card.
We urge you to vote before the meeting.

Voting Matters

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QUESTIONS AND ANSWERS ABOUT THE MEETING

Where and when is the Annual Meeting?

The Annual Meeting will be held at 8:00 a.m. Central Daylight Time on Tuesday, May 17, 2016. This year, we will again have a virtual meeting, which you may attend online through the link www.virtualshareholdermeeting.com/NFX2016. To access the meeting, you will only need to go to the link and sign on. If you would like to vote or participate during the meeting, you will need the 12-digit control number provided on the Notice or your proxy card.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on March 21, 2016, the record date for the meeting, are entitled to receive notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof. The record date is established by our Board as required by Delaware law. Stockholders of record at the close of business on the record date are entitled to receive notice of the Annual Meeting and to vote their shares at the meeting. Stockholders are entitled to one vote for each share of our common stock that they owned as of the record date. Stockholders may not cumulate their votes in the election of directors. On the record date, we had 198,137,564 shares of our common stock outstanding and entitled to vote at the Annual Meeting.

What is a proxy?

A proxy is your legal designation of another person, called a proxy holder, to vote the shares that you own. If you designate someone as your proxy holder in a written document, that document is called a proxy. We have designated Lawrence S. Massaro, Executive Vice President and Chief Financial Officer, Timothy D. Yang, General Counsel and Corporate Secretary and Benjamin J. Paul, Senior Legal Counsel and Assistant Corporate Secretary, to act as proxy holders at the Annual Meeting as to all shares for which proxies are returned or voting instructions are provided by Internet or telephonic voting.

What is the effect of an "advisory" vote?

Because your votes with respect to the ratification of PricewaterhouseCoopers and the approval of our NEO compensation are advisory, they will not be binding upon the Board or its Committees. However, our Compensation & Management Development

Committee and the Audit Committee will take the outcome of the advisory votes into account when considering future executive compensation arrangements of our named executive officers (NEOs) and the appointment of PricewaterhouseCoopers as the Company's independent auditor, respectively.

What is a "broker non-vote"?

The New York Stock Exchange (NYSE) permits brokers to vote their customers' stock held in street name on routine matters when the brokers have not received voting instructions from their customers. The NYSE does not, however, allow brokers to vote their customers' stock held in street name on non-routine matters unless they have received voting instructions from their customers. In such cases, the uninstructed shares for which the broker is unable to vote are called "broker non-votes". For purposes of determining the outcome of any proposal as to which the broker has physically indicated on the proxy that it does not have discretionary authority to vote, if allowed, these shares will be treated as not present and not entitled to vote with respect to that proposal, even though those shares are considered entitled to vote for quorum purposes and may be entitled to vote on other proposals.

What non-routine matters will be voted on at the Annual Meeting?

The election of directors and the advisory vote on our executive compensation are both non-routine matters on which brokers are not allowed to vote unless they have received voting instructions from their customers. Brokers not receiving voting instructions will only be allowed to vote on the ratification of our appointment of PricewaterhouseCoopers as the Company's independent auditor for fiscal 2016.

What routine matters will be voted on at the Annual Meeting?

The ratification of the independent auditor is a routine matter on which brokers may vote in their discretion on behalf of customers who have not provided voting instructions.

Who will tabulate and certify the vote?

Broadridge Financial Solutions, Inc., an independent third party, will tabulate and certify the vote, and

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will have a representative to act as the independent inspector of elections for the Annual Meeting.

If I vote by telephone or Internet and received a proxy card in the mail, do I need to return my proxy card?

No.

Who is soliciting my vote?

Our Board is soliciting your vote for the Annual Meeting.

Where can I find the voting results of the Annual Meeting?

We will announce the preliminary voting results at the Annual Meeting and disclose the final voting results in a Current Report on Form 8-K filed with the SEC within four business days of the date of the Annual Meeting unless only preliminary voting results are available at that time. To the extent necessary, we will file an amended Current Report on Form 8-K to disclose the final voting results within four business days after the final voting results are known. You may access or obtain a copy of these and other reports free of charge on the Company's website at http://www.newfield.com, or by contacting our investor relations department at 281-210-5321. Also, the Form 8-K, any amendments thereto and other reports filed by the Company with the SEC are available to you over the Internet at the SEC's website at http://www.sec.gov.

Could other matters be decided at the Annual Meeting?

We are not aware of any matters that will be considered at the Annual Meeting other than those set forth in this Proxy Statement. However, if any other matters arise at the Annual Meeting, the persons named in your proxy will vote in accordance with their best judgment.

What is the purpose of the Annual Meeting?

The Annual Meeting is held to vote on the proposals listed in this Proxy Statement and to transact any business that may properly come before the meeting or any adjournments or postponements thereof.

How do I vote?

There are four ways to vote:

Internet	Telephone	Mail	Meeting
Visit http://www.proxyvote.com, the website for Internet voting. Follow the instructions on the Notice, or if you received a proxy card by mail, follow the instructions on the proxy card. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Daylight Time) on May 16, 2016.	Call 1-800-690-6903 and follow the instructions on the Notice, or if you received a proxy card, by following the instructions on the proxy card. Telephone voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. (Eastern Daylight Time) on May 16, 2016.	If you received a proxy card by mail, you can complete, sign, date and return in the postage-paid envelope provided. If your proxy card is returned unsigned, your vote cannot be counted. If your proxy card is signed without indicating how to vote, your proxy will be voted as recommended by the Board. Your proxy card must be received by May 16, 2016.	You may vote at the Annual Meeting online through the link www.virtualshareholdermeeting.com/NFX2016. The 12-digit Control Number provided on your Notice or proxy card is necessary to vote. We urge you to vote prior to the meeting by one of the other three methods.

If you hold your Newfield shares in a brokerage account, your ability to vote over the Internet or by telephone depends on your broker's voting process. Please follow the directions on your proxy card or the voter instruction card from your broker carefully. If your Newfield shares are held in Newfield's 401(k) Plan, then your vote must be received by 11:59 p.m. Eastern Daylight Time on May 15, 2016. The plan administrator will direct the trustee to vote shares as to which no instructions are received in proportion to voting directions received by the trustee from all plan participants who vote.

The Board recommends that you vote using one of the first three methods discussed above. Using one of the first three methods discussed above to vote will not limit your right to vote at the Annual Meeting if you later decide to change your vote while attending the Annual Meeting.

4        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

Can I change my vote?

Yes. You may revoke or change a proxy before the vote is taken at the Annual Meeting by:

  *
  giving notice of the revocation in writing to our Corporate Secretary at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380;

  *
  submitting another valid proxy by mail, telephone or over the Internet that is later dated and if mailed, is properly signed, or if submitted by telephone or over the Internet, is received by 11:59 p.m. (Eastern Daylight Time) on May 16, 2016;

  *
  voting at the Annual Meeting through the link www.virtualshareholdermeeting.com/NFX2016, for which you will need the 12-digit control number included with these proxy materials to vote at the Annual Meeting; or

  *
  if you have instructed your broker or other nominee to vote your shares, by following the directions received from your broker or nominee to change those instructions.

If your shares are held in our 401(k) Plan, you also may revoke or change your proxy by submitting another valid proxy by mail, telephone or over the Internet that is later dated and, if mailed, is properly signed. The new 401(k) Plan participant proxy must be received by 11:59 p.m. (Eastern Daylight Time) on May 15, 2016.

Who pays for the proxy solicitation related to the Annual Meeting?

We will bear the entire cost of this solicitation, including the preparation, assembly, printing, the mailing of the Notice and any mailing of this Proxy Statement, the proxy, and any additional information furnished to stockholders. In addition to using the mail, proxies may be solicited by directors, executive officers, and other employees of Newfield, in person or by telephone. No additional compensation will be paid to our directors, executive officers, or other employees for these services. You also may be solicited by means of press releases issued by Newfield, postings on our website at http://www.newfield.com, or other media forms. We have retained Georgeson Inc. to assist us with the solicitation of proxies for an estimated fee of approximately $7,500 plus expenses. Georgeson ensures that brokers, custodians and nominees will supply additional copies of the proxy materials for distribution to the beneficial owners. We also will reimburse banks, nominees, fiduciaries, brokers and other custodians for their costs of sending the proxy materials to the beneficial owners of our common stock.

What constitutes a quorum?

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of our issued and outstanding shares of common stock entitled to vote will constitute a quorum at the Annual Meeting. Under Delaware law, abstentions are treated as present and entitled to vote and thus, will be counted in determining whether a quorum is present. In addition, broker non-votes (described above) will be considered present for quorum purposes but not considered entitled to vote on that matter.

What is the difference between a "stockholder of record" and a stockholder who holds stock in "street name," also called a "beneficial owner"?

If your shares are registered in your name at American Stock Transfer & Trust Company, LLC, you are a "stockholder of record". If your shares are registered at American Stock Transfer & Trust Company, LLC in the name of a broker, bank, trustee, nominee, or other similar stockholder of record, your shares are held in "street name" and you are the "beneficial owner" of the shares.

Can I vote my stock by filling out and returning the Notice?

No. The Notice will, however, provide instructions on how to vote by Internet, by telephone, by requesting and returning a paper proxy card, or by submitting a ballot electronically during the Annual Meeting.

What is householding?

We have adopted a procedure approved by the SEC known as "householding". Under this procedure, multiple stockholders residing at the same address have the convenience of receiving a single copy of our Annual Report and Proxy Statement, or the Notice of Internet Availability of Proxy Materials, unless they have notified us that they want to continue receiving multiple copies. Householding allows us to reduce the environmental impact of providing proxy materials as well as printing and mailing costs.

If you received a householded mailing this year and you would like to have additional copies of the Annual Report, Proxy Statement and/or the Notice

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        5

of Internet Availability of Proxy Materials mailed to you, or you would like to revoke your consent to the householding of documents, please submit your request to Broadridge Financial Solutions, Inc. either by calling 1-800-542-1061 or by writing to Broadridge Financial Solutions, Inc., Householding Department, 51 Mercedes Way, Edgewood, New York 11717. Broadridge or Newfield will promptly deliver any additional copies requested. If you revoke your consent, you will begin to receive individual copies of future mailings within 30 days after we receive your revocation notice.

Unfortunately, householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse each have two accounts containing our common stock at two different brokerage firms, your household will receive two copies of our Annual Meeting materials – one from each brokerage firm. To reduce the number of duplicate sets of materials your household receives, you may wish to enroll some or all of your accounts in our electronic delivery program. See "Why didn't I receive a Notice in the mail regarding the Internet availability of proxy materials?"

Alternatively, if you have previously revoked your consent to the householding of documents and would now like to receive a single copy of our Annual Report and Proxy Statement, or the Notice of Internet Availability of Proxy Materials, you may submit such request to Broadridge as indicated above.

How can I access the proxy materials over the Internet?

Your Notice or proxy card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet. Our proxy materials are also available on our website at:

http://www.proxyvote.com

Why did I receive a Notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

In accordance with SEC rules, we are providing access to our proxy materials over the Internet. As a result, we have sent to most of our stockholders a Notice instead of a paper copy of the proxy materials. The Notice contains instructions on how to access the proxy materials over the Internet and how to request a paper copy. In addition, stockholders may request to receive future proxy materials in printed form by mail or electronically by e-mail. A stockholder's election to receive proxy materials by mail or e-mail will remain in effect until the stockholder terminates it.

Why didn't I receive a Notice in the mail regarding the Internet availability of proxy materials?

We are providing certain stockholders, including those who have previously requested to receive paper copies of the proxy materials, with paper copies of the proxy materials instead of a Notice. If you would like to help reduce the costs we incur in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or using the Internet. To sign up for electronic delivery, please follow the instructions provided with your proxy materials and on your proxy card or voting instruction card to vote using the Internet. When prompted, indicate that you agree to receive or access stockholder communications electronically in the future.

6        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

CORPORATE GOVERNANCE

Set forth below is a discussion about our corporate governance policies and practices and other matters relating to our Board and its Committees. The Board is responsible for, and believes in, overseeing the Company's assets and business affairs in an honest, fair, diligent and ethical manner driven by best corporate governance principles.

CORPORATE GOVERNANCE GUIDELINES

To fulfill its responsibilities, the Board follows the procedures and standards set forth in its Corporate Governance Guidelines.

These Corporate Governance Guidelines address matters such as:

  •
  director responsibilities and conduct;

  •
  Chairman of the Board and Lead Director of the Board responsibilities;

  •
  director qualifications;

  •
  Board composition;

  •
  functioning of the Board and the Committees;

  •
  director access to management and independent advisors;

  •
  director compensation and stock ownership;

  •
  Board interaction with investors and with the press;

  •
  director orientation and continuing education;

  •
  evaluation of our CEO;

  •
  management succession;

  •
  communications with the Board; and

  •
  reports concerning accounting and performance evaluations of our Board and its Committees.

DIRECTOR SELECTION PROCESS AND GUIDELINES

The Board also has established "Director Selection Process and Guidelines", which are attached as Appendix A to the Corporate Governance Guidelines and outline the process and criteria for selecting director nominees. Please see the discussion below of the Nominating & Governance Committee of the Company for more information regarding the director selection process.

CODE OF BUSINESS CONDUCT AND ETHICS, FINANCIAL CODE OF ETHICS AND INSIDER TRADING POLICY

Our Board has formally adopted, and annually reviews and approves, our Code of Business Conduct and Ethics governing the conduct and decisions of our directors, officers and employees. In addition, our Board has adopted, and annually reviews and approves, our Financial Code of Ethics applicable to our Chief Executive Officer (CEO), Chief Financial Officer and Controller or Chief Accounting Officer, and our Insider Trading Policy applicable to each director, officer, employee and consultant of the Company.

BOARD OF DIRECTORS

Director Independence

Our Board has affirmatively determined that eight of our nine current directors and eight of our nine nominated directors are "independent" as defined by NYSE rules. In making this determination, our Board considered

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        7

various transactions and relationships between each director nominee or his or her immediate family and our Company and its subsidiaries. Our Board has also affirmatively determined that each of John R. Kemp III, Charles E. Shultz, Howard H. Newman, and Richard K. Stoneburner, each of whom served as directors for some part of 2015 prior to their respective retirements or resignations, were also "independent" under NYSE rules. The purpose of this review by our Board was to determine whether any such relationships or transactions were material and, therefore, inconsistent with a determination that the director is independent. In the ordinary course of business during 2015, we entered into purchase and sale transactions for products and services with certain companies affiliated with members of our Board of Directors, as described below:

  •
  Mr. Schanck is a director of P2 Energy Solutions. In 2015, we paid P2 Energy Solutions approximately $3.0 million in licensing agreement and annual maintenance costs for software.

  •
  Mr. Nance is a director of The Williams Companies. In 2015, we paid The Williams Companies approximately $1.9 million in lease payments for our office space in Tulsa, Oklahoma.

See also "Related Person Transactions". We generally expect transactions of a similar nature to occur during 2016.

As a result of its review, our Board affirmatively determined, based on its understanding of such transactions and relationships, that all of the nominees for director are independent of our Company under the standards set forth by the NYSE, with the exception of Lee K. Boothby. Mr. Boothby currently serves as our Chairman of the Board, President and CEO. There are no family relationships between any of the nominees for director or between any nominee and any executive officer of our Company.

Director Attendance at Board Meetings and Committee Meetings

Our Board met in person or by telephone conference five times during 2015. Other than an absence from one committee meeting by one director, our current directors attended 100% of their applicable meetings during 2015. Mr. Newman, who did not stand for re-election at the Company's 2015 Annual Meeting of Stockholders, attended 50% of Compensation Committee meetings held in 2015 due to his prior resignation from the Board.

Director Attendance at Annual Meetings of Stockholders

Directors are expected to attend the Annual Meetings of Stockholders. All of our then current directors attended the 2015 Annual Meeting.

Executive Sessions of Non-Management, Independent Directors

Our non-management, independent directors meet in executive session on a regular basis – usually at each regularly scheduled meeting of our Board. All of our non-management directors are independent. Our Corporate Governance Guidelines provide that our independent directors will meet in executive session at least annually and more frequently as needed at the call of one or more of our independent directors. Our Corporate Governance Guidelines also provide that executive sessions will be presided over by the Lead Director. Charles E. Shultz served as our Lead Director from May 2013 through May 2015. Steven W. Nance has served as our Lead Director since Mr. Shultz's retirement in May 2015. If the Lead Director is not in attendance, these executive sessions will be presided over by such other person chosen by vote of the non-management or independent directors, as applicable.

Board Leadership Structure

We do not have a policy with respect to the separation of the roles of Chairman of the Board (Chairman) and Chief Executive Officer (CEO). The Nominating & Corporate Governance Committee (Governance Committee) and the other independent members of our Board annually evaluate the appropriate leadership structure for our Company. The Board believes a combined Chairman/CEO office can provide significant benefits for our stockholders, including a unified approach to strategy and execution and a Chairman that has a pulse on the day-to-day business of the Company and therefore knowledge of the important issues to be addressed by the Board, provide the Company with a clear leadership structure and provide the Board with valuable insight into the Company's operations and strategies from management's perspective that facilitates the flow of information

8        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

between management and the Board. The Board also believes that this leadership structure ensures the appropriate level of independent oversight because:

  •
  the Board has an independent Lead Director (as discussed below), who presides over the executive sessions of our non-management and independent directors (which usually occur at each regularly-scheduled Board meeting);

  •
  the Lead Director collaborates with the Chairman with regards to setting the agenda for each meeting of the Board;

•
Board committees are composed entirely of independent directors;

•
the independent Compensation & Management Development Committee (Compensation Committee) annually evaluates the performance of our CEO and reviews the evaluation with the independent members of our Board; and

•
all of the director nominees, other than Mr. Boothby, our President and CEO, are independent under the standards set forth by the NYSE.

Chairman of the Board

The Chairman ensures the overall effectiveness of the Board and will:

  •
  set the agendas for meetings of the Board, with collaboration from the Lead Director;

  •
  preside over meetings of the Board;

  •
  serve as a liaison between the Board and management; and

  •
  chair the annual stockholder meetings.

Lead Director

The Lead Director holds a valuable role in both the overall leadership of the Board and creating an atmosphere in which the Board can enhance the success of the Company. The Lead Director will:

  •
  set the agendas for, call for and preside over the executive sessions of the non-management and independent directors;

  •
  brief the Chairman/CEO and management, as needed, on the issues discussed in the executive sessions;

  •
  serve as a mentor and provide guidance to the Chairman/CEO as requested or needed;

  •
  collaborate with the Chairman/CEO on the agendas for the meetings of the Board (including schedule and materials);

  •
  act as a liaison between the non-management and independent directors and the Chairman/CEO and management, including with regard to the interest of the independent directors in having particular issues or topics addressed in a meeting of the Board;

  •
  preside over meetings of the Board at which the Chairman is not present or has a conflict;

  •
  coordinate the retention of consultants and advisors who report directly to the Board on Board matters (as opposed to committee consultants and advisors);

  •
  facilitate and assist the Governance Committee with Board, committee and director evaluations and communicates results;

  •
  assist the Chairman/CEO and Chair of the Compensation Committee with succession planning, as necessary;

  •
  foster a respectful atmosphere in which directors feel comfortable asking questions, providing insight and engaging in dialogue;

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        9

  •
  frequently meet with management to preview significant matters (such as potential acquisitions and other large capital commitments) expected to be presented to the Board and act as a general resource to the Chairman/CEO; and

  •
  as needed or requested by the Board, perform other corporate governance duties.

Communications with Non-Management Directors

We have established an Ethics Line, consisting of a website that facilitates submission of reports over the Internet and toll-free numbers that can be used from all the countries in which we operate, so that investors, employees and any other interested parties can anonymously report through a third party any practices thought to be in violation of our corporate governance policies. The Ethics Line also can be used to make concerns known to, or send other communication to, our non-management or independent directors (individually or as a group), including our Lead Director, on a direct and confidential basis. The web address for our Ethics Line is www.newfieldexploration.ethicspoint.com and the telephone number for the Ethics Line in the United States, Guam, Puerto Rico and Canada is 866-593-5936. Additional information regarding the Ethics Line is available on our website at http://www.newfield.com under the tab "Corporate Governance – Overview".

Risk Oversight

Management is responsible for implementing our financial and business strategies, and assessing and managing the risks relating to our Company and its performance under those strategies. Our Board reviews, approves (where appropriate) and monitors our financial and business objectives, strategies, plans and major corporate actions. Our Board also assesses major risks relating to our Company and its performance, and reviews options to mitigate and address such risks.

Our Board retains primary responsibility to oversee risks related to our strategy and business. To assist the Board in discharging its oversight responsibilities, members of management report to the Board and its committees on areas of risk to our Company, and our Board committees consider specific areas of risks inherent in their respective areas of oversight and report to the full Board regarding their activities. For example, our Audit Committee discusses with management our major financial risk exposures and the steps management has taken to monitor and control such exposures. Our Compensation Committee incorporates risk considerations, including the risk of loss of key personnel, as it evaluates the performance of our CEO and other executive officers, reviews management development and succession plans, and considers risks related to our compensation programs and policies. Our Governance Committee focuses on issues relating to Board composition, leadership structures and corporate governance matters. Our Operations & Reserves Committee reviews, evaluates and oversees the Company's risks relating to our operations, including safety, environmental, regulatory and compliance (SERC) and reserves. In addition to receiving reports from Board committees regarding the risks considered in their respective areas, to ensure that our Board has a broad view of our strategy and overall risk management process, the Board will specifically review our long-term strategic plans and the principal issues and risks that we may face, as well as the processes through which we manage risk, during at least one Board meeting per year. This enables the full Board to coordinate risk oversight, especially with respect to risk interrelationships. At this point, we believe that combining the roles of Chairman and CEO enhances the Board's administration of its risk oversight function because, through his role as Chairman, our CEO is able to provide the Board with valuable insight into our risk profile and the options to mitigate and address our risks based on his experiences with the daily management of our business as our CEO.

Stock Ownership Guidelines for Directors

The Board believes that an alignment of director interests with those of stockholders is very important. All non-management directors are expected to own stock in the Company equal in value to five times the annual base cash retainer, not including any cash retainers paid to a director for serving as the Chairman, the Lead Director or a Chair of a Committee. Such ownership must be accomplished within five years from a director's first appointment to the Board.

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Mandatory Retirement Age for Directors

If a director reaches age 72 while in office, such director must resign at the end of his or her then current term, unless (a) the members of the Governance Committee unanimously (not including the director in question if such director is a member of the Governance Committee) waive such requirement due to special circumstances; and (b) the action is ratified and approved by a majority of the disinterested directors on the Board. In 2016, J. Terry Strange reached our mandatory retirement age. The Governance Committee determined that it was prudent to waive Mr. Strange's mandatory retirement for one year, and that waiver was ratified and approved unanimously by the disinterested directors of the Board.

No Mandatory Term Limits for Directors

The oil and gas industry is a very specialized industry that can take years to truly understand. The Board believes that the Company and its stockholders benefit from Board continuity and stability that allows directors to focus on long-term business strategies and results. For these reasons, among others, the Board does not believe it should establish arbitrary term limits for directors based on years of service. Such term limits are likely to force the Company to lose the contribution of directors who have developed significant and valuable insight into the Company, its operations and industry that cannot easily be replaced.

Board Committees

Our Board presently has the following significant standing committees:

  •
  Audit Committee;

  •
  Compensation & Management Development Committee;

  •
  Nominating & Corporate Governance Committee; and

  •
  Operations & Reserves Committee.

Each of these Committees is composed entirely of independent directors.

AUDIT COMMITTEE

Role of Audit Committee

The primary purposes of the Audit Committee are to assist the Board in monitoring:

  •
  the integrity of our financial statements and financial reporting processes and systems of internal control;

  •
  the qualifications and independence of our independent auditors;

  •
  the performance of our internal audit function and independent auditors; and

  •
  our compliance with legal and regulatory requirements.

The Audit Committee also prepares a report each year in conformity with the rules of the SEC for inclusion in our annual Proxy Statement. The Audit Committee is responsible for appointing, retaining and terminating our independent auditors and also performs the specific functions set forth in its charter.

Composition of Audit Committee

The Audit Committee currently consists of Pamela J. Gardner, Roger B. Plank, Thomas G. Ricks, John W. Schanck, J. Terry Strange, and J. Kent Wells, with Mr. Ricks serving as Chair. Each member of the Audit Committee is independent under the standards set forth by the NYSE. Mr. Strange also serves on the audit committees of Group 1 Automotive, Inc., New Jersey Resources Corporation and BBVA Compass. Our Board has determined that such simultaneous service on these other audit committees and on our Audit Committee does not impair the ability of Mr. Strange to serve effectively on our Audit Committee.

Our Board has determined that each of Messrs. Ricks, Strange and Plank meets the qualifications of an audit committee financial expert, as defined by SEC regulations.

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The Audit Committee held five meetings in person or by telephone conference during 2015.

COMPENSATION & MANAGEMENT DEVELOPMENT COMMITTEE

Role of Compensation & Management Development Committee

The primary purposes of the Compensation Committee are:

  •
  reviewing, evaluating, modifying and approving the compensation of our executive officers and other key employees;

  •
  producing a report on executive compensation each year for inclusion in our annual Proxy Statement;

  •
  overseeing the evaluation and development of Company management;

  •
  overseeing succession planning for our CEO and other senior executive officers; and

  •
  performing such other functions as the Board may assign to the Compensation Committee from time to time.

The Compensation Committee has authority to oversee the administration of compensation programs applicable to all of our employees, including executive officers, and also performs the specific functions set forth in its charter. The Compensation Committee may delegate some or all of its authority to subcommittees when it deems appropriate.

Composition of Compensation Committee

The Compensation Committee currently consists of Pamela J. Gardner, Steven W. Nance, Roger B. Plank, Juanita M. Romans, and J. Terry Strange, with Mr. Strange serving as Chair. Each Compensation Committee member is independent under the standards set forth by the NYSE.

The Compensation Committee held eight meetings in person or by telephone conference during 2015.

Determination of Executive Compensation

The Compensation Committee generally reviews and makes its decisions regarding the annual compensation of our NEOs at its regularly-scheduled meeting each February. These decisions include determination of annual incentive awards for the prior year's performance and adjustments to base salary, the establishment of target incentive opportunities and applicable performance objectives for the current year's annual incentive awards and grants of long-term equity-based incentive awards for the current year. The Compensation Committee also makes adjustments to compensation as necessary at other times during the year, such as in the case of promotions, other changes in employment status, the occurrence of significant corporate events and for competitive purposes. In making its decisions, the Compensation Committee assesses each NEO's impact during the year and his or her overall value to our Company, specifically considering the NEO's leadership skills, recommendations received from our CEO and its independent compensation consultant(s), impact on strategic initiatives, performance in his or her primary area of responsibility, his or her role in succession planning and development, and other intangible qualities that contribute to corporate and individual success.

Annually, our CEO provides the Compensation Committee with an evaluation of his own performance that is based, in large part, upon the Company performance metrics described below under "Compensation Discussion and Analysis – 2015 Compensation Decisions – Annual Incentive Awards," as well as of his broad leadership roles as Chairman of the Board and our lead representative to the investment community. The Compensation Committee evaluates our CEO on these and other criteria, and his total compensation package is determined entirely by the Compensation Committee, based on its evaluation and input from Meridian Compensation Partners LLC, the Compensation Committee's independent compensation consultant (Meridian), and reflects his performance, the performance of our Company and competitive industry practices. Each year, our CEO prepares an evaluation of each of the other NEOs and makes compensation recommendations to the Compensation Committee. In developing his recommendations, the CEO considers the self-evaluation prepared by each NEO, the recommendations of his executive team, input from internal executive compensation experts, as well as

12        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

performance against the Company performance metrics and each NEO's performance against his or her individualized goals. Meridian reviews and provides comments to the Compensation Committee on our CEO's recommendations.

Independent Compensation Consultant

During 2015, the Compensation Committee retained Meridian as its independent compensation consultant to assist the Compensation Committee in executive compensation matters and did not engage any other consultant to provide executive compensation consulting services during 2015. Meridian assists the Compensation Committee in developing a competitive total compensation program that is consistent with our philosophy of goal-oriented pay for performance and allows us to attract, retain and motivate talented executives. For 2015, Meridian's services included providing an annual analysis of the compensation of our top executive officers and their counterparts at peer companies. The analysis consists of a comparison of each element of compensation and a comparison of total direct compensation, including the level of total compensation provided to our executive officers. In addition, during 2015, Meridian aided the Compensation Committee's consideration of allocation between annual incentive and long-term equity-based compensation and between the types of long-term equity-based incentive awards. Meridian also provides the Compensation Committee with assistance in the design of compensation and benefit programs and ongoing support with respect to regulatory and other considerations impacting compensation and benefit programs generally, as requested by the Compensation Committee.

Meridian reports exclusively to the Compensation Committee, which has sole authority to retain any compensation consultant to be used by the Compensation Committee to assist in the evaluation of compensation for our CEO and other executive officers, as well as our overall executive compensation structure. In early 2016, the Compensation Committee reviewed the independence of Meridian during 2015 and determined that there were no conflicts of interest as a result of the Compensation Committee's engagement of Meridian based on the following:

  •
  Meridian supplies no services to the Company other than those as advisor to the Compensation Committee.

  •
  The fees for service Meridian charged the Company in 2015 amounted to less than 1% of Meridian's annual revenues.

  •
  It is Meridian's policy that when it represents a client's compensation committee, it does not offer the company any additional services.

  •
  Except with respect to the engagement by the Compensation Committee, neither Meridian nor its principal representative to the Company maintains any business or personal relationship with any executive officer or committee member of the Company.

  •
  Neither Meridian nor its principal representative to the Company owns any Company stock.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

Role of Nominating & Corporate Governance (Governance) Committee

The primary purposes of the Governance Committee are to:

  •
  advise our Board about the appropriate composition of the Board and its committees;

  •
  evaluate potential or suggested director nominees and identify individuals qualified to be directors;

  •
  nominate directors for election at our Annual Meetings of Stockholders or for appointment to fill vacancies;

  •
  recommend to our Board the directors to serve as members of each committee of our Board and the individual members to serve as chair of the committees;

  •
  approve the compensation structure for all non-management directors;

  •
  advise our Board about corporate governance practices, develop and recommend to the Board appropriate corporate governance practices and policies and assist the Board in implementing those practices and policies;

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        13

  •
  oversee the evaluation of our Board through an annual review of the performance of the Board and its committees; and

  •
  oversee the new director orientation program and the continuing education program for all directors.

The Governance Committee also performs the specific functions set forth in its charter.

Composition of Governance Committee

The Governance Committee currently consists of Pamela J. Gardner, Steven W. Nance, Thomas G. Ricks, Juanita M. Romans, John W. Schanck and J. Terry Strange, with Mr. Nance serving as Chair. Each Governance Committee member is independent under the standards set forth by the NYSE.

The Governance Committee held five meetings in person or by telephone conference during 2015.

Director Nominees

The Board has adopted Director Selection Process and Guidelines that have established criteria for nominating directors, screening candidates and evaluating the qualifications of director nominees. The Governance Committee recommends director nominees who are ultimately approved by the full Board. The Governance Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming director elections and actual or expected Board vacancies. The Governance Committee is authorized, at the expense of the Company, to retain search firms, consultants, and any other advisers it may deem appropriate, in order to identify and screen potential candidates, including those nominated or recommended by stockholders.

The Governance Committee reviews the size and structure of the Board and considers director tenure, skills and experience in determining the slate of nominees and as part of director succession planning. When evaluating candidates, the Governance Committee takes into account the needs of the Board and the Company. In determining these needs, the Committee consults with the other Board members and key members of senior management; considers the results of recent Board and Governance Committee self-evaluations; identifies needs due to upcoming retirements and anticipated vacancies; and, if needed, consults with external advisors of its choosing.

The Governance Committee attempts to achieve a balanced representation of core competencies important to the Board's oversight role for the long-term success of the Company's business strategies. The Governance Committee endeavors to find candidates of high integrity who have a solid reputation and record of accomplishment in their chosen fields and who display the independence of mind and strength of character to effectively represent the best interests of all stockholders. Candidates are selected for their demonstrated ability to exercise good judgment, and to provide practical insights and diverse perspectives. In addition to demonstrated leadership skills in strategy and development, risk management and succession planning, the Governance Committee considers experience in the following areas: the oil and gas industry and operations; health, safety and environmental matters; international company operations; finance and accounting; technology; corporate social responsibility and public policy matters.

The Governance Committee considers potential candidates in light of the entirety of their credentials, including their personal and professional integrity and business ethics; their strength of character and judgment; their ability and willingness to devote sufficient time to Board duties; their potential contribution to the diversity and culture of the Board; their educational background; their business and professional achievements and experience and industry background, particularly in light of the Company's strategic plan and challenges; their ability to represent the interests of all stockholders of the Company; their strategic vision and leadership experience at the policy-making level; their demonstrated knowledge of corporate governance matters applicable to U.S. based companies; their demonstrated ability to understand and respect the advisory and proactive oversight responsibility of the Board; their comprehension of the role of a public company director, particularly the fiduciary duties owed to the Company and all of its stockholders under applicable law; their interest in any agreement, arrangement, or understanding with any person or entity that might limit or interfere with their ability to comply with their fiduciary duties under applicable law; their independence from management under NYSE Listing Standards and the Corporate Governance Guidelines; their expressed willingness to comply with all publicly disclosed policies and guidelines of the Company with respect to codes of conduct, corporate governance, conflict of interest, confidentiality, stock ownership and trading applicable to the directors; and

14        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

their compliance with Board policies related to matters such as the number of boards on which a director may sit and other requirements as set forth in the Corporate Governance Guidelines.

After reviewing the qualifications of potential candidates, the Governance Committee determines the candidates that will proceed to the next step of evaluation, which is typically an in-person interview. To the extent feasible, potential candidates will be interviewed by the Chairman, CEO and a majority of the Governance Committee members. The results of these interviews will be considered by the Governance Committee in its decision to recommend a director candidate to the Board for nomination. In addition to reviewing the qualifications of new candidates, the Governance Committee will also review sitting directors who are being considered for re-nomination in light of the above considerations and their past contributions to the Board.

Diversity Policy for Director Candidates

In selecting director candidates, the Governance Committee and the Board take diversity into account, seeking to ensure a representation of varied perspectives and experiences, although the Governance Committee's Director Selection Process and Guidelines do not prescribe specific standards for diversity. Through its succession planning process, which occurs at least annually, the Governance Committee reviews a matrix of the skills and elements of diversity for all directors to ensure that the Board represents the appropriate and relevant skills, perspectives and experiences.

Stockholder Recommendations of Director Nominees

As provided in the Governance Committee's charter and the Director Selection Process and Guidelines, it is the Governance Committee's policy to consider suggestions from many sources, including stockholders, regarding possible candidates for director. In general, the Governance Committee will use the same process to evaluate candidates recommended by stockholders as it uses to evaluate all other director candidates, as set forth above. However, if a candidate is recommended by a specific stockholder or a group of stockholders, the Governance Committee would evaluate the candidate to assess whether the candidate could impartially represent the interests of all stockholders without unduly favoring the particular interests of the recommending stockholder or group of stockholders.

If a stockholder wants the Governance Committee to consider a possible candidate for director, the name of the possible candidate, together with appropriate biographical information, should be submitted to the Chair of the Governance Committee, c/o Timothy D. Yang, Corporate Secretary, Newfield Exploration Company, 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380. Stockholders who wish to propose a matter for action at a stockholders' meeting, including the nomination of a director for election, must comply with the provisions of our Bylaws that are described in this Proxy Statement in the section entitled "Stockholder Proposals for 2017 Annual Meeting and Director Nominations".

Director Compensation

Only non-management directors are compensated for serving as directors. The Governance Committee has the sole authority to approve the compensation structure for all of our non-management directors. The Governance Committee may delegate some or all of its authority to subcommittees when it deems appropriate.

Director compensation is reviewed at least annually by the Governance Committee. The Governance Committee seeks to set director compensation at an adequate level to compensate directors for their time and effort expended in satisfying their obligations to us without jeopardizing their independence.

See "Director Compensation" below for a more detailed description of our non-management director compensation programs.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        15

OPERATIONS & RESERVES COMMITTEE

Role of Operations & Reserves (Operations) Committee

The primary purposes of the Operations Committee are to assist the Board in:

  •
  reviewing, evaluating and overseeing the Company's operations, including SERC and the analysis and reporting of the Company's proved reserves;

  •
  assisting the Compensation Committee in evaluating the Company's performance with respect to certain operational metrics included in the annual incentive award program; provided that the Compensation Committee ultimately makes all determinations regarding the performance goals and achievement of performance goals under the annual incentive award program for executive officers;

  •
  reviewing, evaluating and discussing future projects;

  •
  reviewing, evaluating and discussing the risks related to the Company's day-to-day operations; and

  •
  performing such other functions as the Board may assign the Operations Committee from time to time.

The Operations Committee is responsible for engaging independent counsel and other advisers, including engineers or geologists, as it determines necessary to carry out its duties and perform the specific functions set forth in its charter.

Composition of Operations Committee

The Operations Committee currently consists of Steven W. Nance, Roger B. Plank, John W. Schanck and J. Kent Wells, with Mr. Schanck serving as Chair. Each member of the Operations Committee is independent under the standards set forth by the NYSE.

The Operations Committee held six meetings in person or by telephone conference during 2015.

RELATED PERSON TRANSACTIONS

Although we have not formally adopted written policies or procedures for the approval of related person transactions, our Corporate Governance Guidelines and Corporate Code of Business Conduct and Ethics (Code of Conduct), which applies to all employees, executives and directors, specifically prohibit conflicts of interests, except under guidelines approved by the Board. Under the Code of Conduct, a "conflict of interest" is defined as any circumstance that could cast doubt on a person's ability to act with total objectivity with regard to the Company's interests. Any employee or director who becomes aware of a conflict or potential conflict is asked to bring it to the attention of a supervisor, management or other appropriate personnel, who then is required to document and report the outcome of such matters to our compliance officer. Under the Corporate Governance Guidelines, the Board must resolve any conflict of interest question involving the CEO or any executive officer.

In addition, the Corporate Governance Guidelines state that directors shall attempt to avoid any situation that may give rise to a conflict of interest or the appearance of a conflict of interest. If an actual or potential conflict of interest arises, the director must promptly inform the Chairman of the Board and the Chair of the Governance Committee (or in the event a potential conflict arises with the Chair of the Governance Committee, he or she shall notify the Chair of the Audit Committee) and recuse himself or herself from any Board deliberations or decisions related to the matter that is the subject of the conflict of interest. If an actual or potential conflict exists and cannot be resolved by a director's recusal from participation in discussions or deliberations related to the matter or in any other reasonable manner, the Director is expected to offer to tender his or her resignation to the Chair of the Governance Committee. The Governance Committee shall determine whether to accept or reject such offer.

Further, the Governance Committee and our Board annually review related person transactions with respect to directors (including those transactions described below with respect to directors and those described above under "Corporate Governance–Board of Directors") as part of their annual assessment of director independence and the director nomination process, as provided in our Corporate Governance Guidelines and the written

16        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

charter of our Governance Committee. Other related person transactions are disclosed to our Board or a Board committee and are addressed on a case-by-case basis.

Susan G. Riggs, our Treasurer, was a minority owner of Huffco International L.L.C. ("Huffco"). In May 1997, before Ms. Riggs joined us, we acquired from Huffco an entity now known as Newfield China, LDC, the owner of a 12% interest in a three field unit located on Blocks 04/36 and 05/36 in Bohai Bay, offshore China. Huffco retained preferred shares of Newfield China that provide for an aggregate dividend equal to 10% of the excess of proceeds received by Newfield China from the sale of oil, gas and other minerals over all costs incurred with respect to exploration and production in Block 05/36, plus the cash purchase price we paid Huffco for Newfield China ($6 million). Effective July 1, 2013, the Company purchased from Huffco the outstanding preferred shares of Newfield China. During 2013, Newfield China paid approximately $2 million of dividends to Huffco on the preferred shares of Newfield China (no dividends were paid in 2015 or 2014).

CORPORATE GOVERNANCE DOCUMENTS

The Corporate Governance Guidelines and Codes mentioned above, as well as the charters for the Audit Committee, Compensation Committee, Governance Committee and Operations Committee of our Board, are available on our website at http://www.newfield.com under the tab "Corporate Governance – Overview".

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        17

PROPOSAL 1: ELECTION OF DIRECTORS

The Nominating & Corporate Governance Committee of our Board (Governance Committee) has nominated the nine people named below for election as directors at our Annual Meeting. Proxies cannot be voted for a greater number than the nine nominees named herein.

Each nominee below, if elected, will serve as a director until our 2017 Annual Meeting of Stockholders and thereafter until his or her successor has been elected and qualified, or until his or her earlier death, resignation or removal. Unless instructions to the contrary are given, all properly delivered proxies will be voted for the election of these eight nominees as directors.

Our Bylaws require that each director receive a majority of the votes cast with respect to such director in uncontested elections (the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that nominee). All director nominees identified in the following list currently are serving on our Board. If our stockholders do not elect a nominee who is serving as a director, Delaware law provides that the director would continue to serve on the Board as a "holdover director". Under our Bylaws, if a nominee who currently is serving as a director does not receive a sufficient number of votes for re-election, that director must submit an irrevocable resignation in writing to the Chair of the Governance Committee. The Governance Committee must make a recommendation to our Board regarding whether to accept or reject the resignation, or whether other action should be taken. Our Board would then act on the Governance Committee's recommendation and, if the resignation is rejected, publicly disclose its decision and the rationale behind it within 90 days after the date that the election results were certified.

If any nominee is unable or unwilling to serve, the proxy holders will vote for such other person as may be nominated by the Governance Committee. Alternatively, our Board may reduce the size of the Board. We have no reason to believe that any of the nominees will be unable or unwilling to serve if elected as a director.

Our Board is a collection of individuals with a variety of complementary skills derived from their diverse backgrounds and experiences. All of our director nominees currently serve on our Board, and our Board has determined that each of our nominees, other than Mr. Boothby, is independent. The following information, which is as of March 21, 2016, is furnished with respect to each of the nominees for election at our Annual Meeting:

Lee K. Boothby, 54 Director since 2009 Chairman since 2010	MR. BOOTHBY currently serves as our Chairman, President and CEO. He was promoted to the position of President in February 2009 and to the additional role of CEO in May 2009. From October 2007 until February 2009, Mr. Boothby served as our Senior Vice President – Acquisitions & Business Development. He managed our Mid-Continent business from February 2002 to October 2007, and was promoted from General Manager to Vice President in November 2004. From 1999 to 2002, Mr. Boothby served as the Vice President and General Manager of our previous Australian business unit, managed from Perth, Australia. Prior to joining Newfield, Mr. Boothby worked for Cockrell Oil Corporation, British Gas and Tenneco Oil Company.

EDUCATION: B.S. in Petroleum Engineering from Louisiana State University and M.B.A. (finance concentration) from Rice University

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Relevant Management and Leadership Experience: President and CEO of the Company since 2009; and led two of the Company's business units – the Mid-Continent and Australia

Broad International Exposure: spent three years in Australia building our Australian business unit (which was divested in 2003)

Extensive Knowledge of the Company's Business, Industry and Community: over 16 years in managerial positions at Newfield and nearly 35 years of experience in the oil and gas industry; broad experience in both marine and onshore environments, inclusive of more than 13 years of experience in North American resource plays; member of the Society of Petroleum Engineers; serves on API Market Development Committee; served on the board of the Independent Petroleum Association of America, from June 2011 to June 2013; served as Chairman of the Board of the American Exploration & Production Council and continues to serve as a member of the Board; and holds degrees in petroleum engineering (B.S.) and business (M.B.A.)

Community Dedication and Charitable Experience: serves on industry Advisory Committee of the Louisiana State University Craft & Hawkins Department of Petroleum Engineering; and serves on the Council of Overseers and Energy Committee for the Rice University Jones Graduate School of Business

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Pamela J. Gardner, 59 Director since 2005 Committees: » Audit » Compensation & Management Development » Nominating & Corporate Governance	MS. GARDNER has served as the CEO with Your Mind at Work, a consulting firm that focuses on refining company cultures, training executives in effective communication strategies, aligning corporate goals and coaching professionals in leadership since January 2013. She spent 24 seasons with the Houston Astros Baseball Club, serving her last 11 years as President, Business Operations for Houston McLane Company d/b/a Houston Astros Baseball Club. Ms. Gardner began her career with the Houston Astros in 1989 as Director of Communications, was promoted to Vice President of Marketing in 1996, then promoted to Senior Vice President of Sales and Marketing in 1999, and served in that role until becoming President in 2001. She then retired as President in January 2012, but continued to provide advisory services to the ownership group throughout 2012.

EDUCATION: B.S. in Psychology and Vocational Rehabilitation from the University of Wisconsin – Stout

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Diversity: female; professional experience in strategic planning, project development, professional sports, nonprofit/charitable organizations and business; first female executive inducted into the Texas Baseball Hall of Fame; longest tenured female executive officer in Major League Baseball; public speaker and writer on women's leadership issues; recipient of the YWCA's Outstanding Woman of Achievement Award in 2006 and the Trailblazer Award from the Houston Women's Chamber of Commerce; included in a special exhibit on Women in Baseball in the Baseball Hall of Fame in Cooperstown, New York

Relevant Leadership and Chief Executive Officer/President Experience: served as the President of Business Operations for the Houston Astros for 11 years; managed all business and operational aspects of the Houston Astros, including oversight of all revenue areas, building management, customer service, finances, sponsorship and ticket sales, community, advertising and marketing, as well as non-baseball events at Minute Maid Park; frequently presents to various groups and companies on leadership and diversity; received the Marguerite Ross Barnett leadership award from the Houston Area Urban League in 2008

Community Dedication and Charitable Experience: serves on the Executive Committee of Central Houston, Inc., a not-for-profit organization concerned with urban planning, economic development, transportation issues, public safety, governmental affairs, and cultural and entertainment programs in Houston; Board member of the Harris County Houston Sports Authority, overseeing property and funds of Houston sports facilities; served on the University of Houston Hobby School of Public Policy Advisory Board; and served as Chairman of the Mayor's program to end chronic homelessness in Houston

Roger B. Plank, 59 Director since 2015 Committees: » Audit » Compensation & Management Development » Operations & Reserves

MR. PLANK is a partner with Indian Creek Holdings, a private investment company, a position he has held since March 2014. Mr. Plank has 35 years of experience in the oil and gas industry, retiring from his position as President and Chief Corporate Officer of Apache Corporation in February 2014 after 32 years with the company. He began his career at Apache in 1981 and moved through the organization to take on a number of leadership positions, including Vice President – Planning and Corporate Development; Vice President – Corporate Planning; and Vice President – Corporate Communications. Mr. Plank served as Vice President and Chief Financial Officer from July 1997 to May 2000 and Executive Vice President and Chief Financial Officer from May 2000 to February 2009. He was appointed President in February 2009, also serving as Principal Financial Officer from February 2009 to November 2010, and then appointed President and Chief Corporate Officer in February 2011 and served in that role until his retirement in February 2014.

EDUCATION: B.A. in Liberal Arts from Colgate University in New York and an M.B.A. from the University of St. Thomas in Minnesota

OTHER PUBLIC COMPANY DIRECTORSHIPS IN PAST FIVE YEARS: Director of Parker Drilling (2004 to present; Lead Director (May 2013 to January 2016))

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
High Level of Financial Literacy: served as Chief Financial Officer, Principal Financial Officer and Chief Corporate Officer at Apache Corporation; named among Institutional Investor magazine's best energy CFOs in America in 2004 and 2007

Relevant Leadership and Chief Financial/Corporate Officer Experience: more than 17 years in senior leadership roles at Apache Corporation including Chief Financial Officer, Principal Financial Officer, President and Chief Corporate Officer

Extensive Knowledge of the Company's Business and Industry: Over 35 years of experience in the oil and gas industry ranging from various leadership positions in corporate development to C-level executive; and holds an M.B.A.

Community Dedication and Charitable Experience: Serves on the board of Houston's Alley Theatre (previously Chairman)

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        19

Steven W. Nance, 59 Director since 2013 Lead Director since May 2015 Committees: » Nominating & Corporate Governance (Chair) » Compensation & Management Development » Operations & Reserves

MR. NANCE, our Lead Director, has served as President and Manager of Steele Creek Energy, LLC, a private oil and gas investment company, since 2010. Since 2007, Mr. Nance has, from time to time, provided consulting services on matters such as oil and gas investments, succession planning, coaching and leadership development. Mr. Nance began his career in 1978 with The Superior Oil Company where he held various engineering assignments until the company was acquired by Mobil Oil. Mr. Nance then joined Meridian Oil, Inc., the predecessor company to Burlington Resources, Inc., in 1985, where he held positions of increasing responsibility until his departure in 1997 as Vice President of Burlington's Gulf Coast division. From 1997 to 1999, he was with XPLOR Energy and its predecessor company, acting as its Chairman, President and CEO in 1999 when XPLOR Energy was acquired by Harken Energy Corporation. From 2000 to 2007, Mr. Nance served as President of Peoples Energy Production Company until it was acquired by El Paso Corporation.

EDUCATION: B.S. in Petroleum Engineering from Texas Tech University

OTHER PUBLIC COMPANY DIRECTORSHIPS IN PAST FIVE YEARS: The Williams Companies, Inc. (2012 to present); Cloud Peak Energy, Inc. (2010 to present)

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Relevant Leadership and Chief Executive Officer/President Experience: President and Manager of Steele Creek Energy, LLC; served as Chairman, President and CEO of XPLOR Energy from 1997-1999; served as President of Peoples Energy Production Company from 2000 to 2007

Extensive Knowledge of the Company's Business and Industry: over 35 years of experience in the oil and gas industry ranging from various engineering assignments at the beginning of his career to C-level executive; and holds a B.S. in Petroleum Engineering

Community Dedication and Charitable Experience: recognized as a Distinguished Engineer from the College of Engineering at Texas Tech and is a registered professional engineer (inactive status). He is on the board for The Center for the Performing Arts at The Woodlands

Thomas G. Ricks, 63 Director since 1992 Committees: » Audit (Chair) » Nominating & Corporate Governance

MR. RICKS began serving as a director of Panacea Pharmaceuticals Inc., a private pharmaceutical development company, in 2015. Mr. Ricks currently serves as Chief Investment Officer of H&S Ventures L.L.C., a private investment firm. Prior to taking this position with H&S Ventures in May 2001, he was CEO of The University of Texas Investment Management Company from March 1996 to May 2001. Mr. Ricks also served as Vice Chancellor for Asset Management for The University of Texas System from August 1992 through February 1996 and as Executive Director of Finance and Private Investments from 1988 to 1992.

EDUCATION: B.A. in Economics from Trinity College and M.B.A. from the University of Chicago

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
High Level of Financial Literacy and Risk Analysis Expertise: over 30 years in various domestic and international finance positions in the oil and gas and financial industries, providing him with investment and financial experience combined with accounting and audit expertise; responsible for the management of a $15 billion endowment and operating fund supporting The University of Texas System; holds B.A. in Economics and M.B.A.; Certified Public Accountant (not licensed); and determined by the Board to be an audit committee financial expert, as defined by the SEC

Relevant Leadership and Chief Executive Officer/President Experience: over five years of experience as the CEO of a $15 billion fund

Extensive Knowledge of the Company's Business and Industry: served as one of our directors for 24 years, providing invaluable knowledge of our strategy and business

Extensive Board and Corporate Governance Expertise: serves on the Board of Panacea Pharmaceuticals Inc.; former director of BDM International, DTM Corporation, LifeCell Corporation and Argus Pharmaceuticals and brings to our Board significant knowledge on corporate governance matters

Community Commitment and Charitable Experience: serves on the Investment Committee of the University of California Foundation – Irvine; previously served on the Audit Committee of the Samueli Foundation, a not-for-profit organization with a mission to create societal value by investing in innovative, entrepreneurial and sustainable ideas; and previously served on the board of the Ocean Institute, a not-for-profit organization with the mission to inspire all generations, through education, to become responsible stewards of our oceans

20        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

Juanita M. Romans, 65 Director since 2005 Committees: » Compensation & Management Development » Nominating & Corporate Governance

MS. ROMANS serves as the CEO of the Romans Group, a private global healthcare consulting firm she founded in January 2011. From 2012-2013, Ms. Romans served as Managing Principal of MFR Healthcare Solutions (a partnership formed with the Romans Group). MFR Healthcare Solutions, Inc. provided strategic, tactical and operational planning consulting services to hospitals, universities, medical institutions and other providers in the global healthcare marketplace. From June 2006 to January 2011, Ms. Romans served as CEO and Central Market Leader of Memorial Hermann – Texas Medical Center, and from January 2003 to January 2011 she served as the CEO of Memorial Hermann Hospital.

EDUCATION: B.S. in Biology from the University of Detroit and M.S. in Nursing from Wayne State University

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Diversity: female; and over 30 years of professional experience in medical industry, strategic planning, project development and nonprofit/charitable organizations

High Level of Financial Literacy and Risk Analysis Expertise: over 20 years of experience in the areas of contracting, project development, partnerships, joint ventures and analyzing risks related to business strategy; and managed the costs, and responsible for the financial health, of Memorial Hermann Hospital with over 6,000 employees for nine years

Relevant Leadership and Chief Executive Officer/President Experience: over nine years of experience as a CEO in a heavily-regulated and people-intensive medical industry where she was responsible for, among other matters, strategy development and execution, financial performance and operations

Community Dedication and Charitable Experience: serves on the board of Center for Houston's Future; Executive Committee member, Houston Hispanic Chamber of Commerce; served on the board of Rice University Jones Business School, formerly a director of the Children's Assessment Center, the South Main Center Association and Save our ERs; and a member of Texas Hospital Association, Voluntary Hospital Association, Texas Association for Public and Non-Profit Hospitals, Greater Houston Partnership and Texas Executive Women

John W. Schanck, 63 Director since 2013 Committees: » Audit » Nominating & Corporate Governance » Operations & Reserves (Chair)

MR. SCHANCK has served as a director of P2 Energy Solutions, a private company engaged in oil & gas software development and sales since October 2014. Mr. Schanck has over 35 years of experience in the oil and gas industry, most recently serving as President and CEO of Sonde Resources Corporation in Calgary, Alberta from 2010 until his retirement in June 2013. Sonde is an energy company engaged in the exploration and production of oil and natural gas with operations in Western Canada and offshore North Africa. Mr. Schanck spent the first 21 years of his career, 1978 to 1999, with Unocal Corporation and its subsidiaries. During that time, he helped lead Unocal's exploration activities in both the U.S. and international regions, holding the positions of Group Vice President – Oil & Gas Operations from 1994 to 1996 and President of Spirit Energy 76 from 1997 to 1999. Following his career with Unocal, Mr. Schanck was Co-CEO for Samson Investment Company from 1999 to 2005 and Managing Partner of Tecton Energy, LLC from 2006 to 2009. Mr. Schanck is also a director of Saulsbury Industries, a private company engaged in engineering and construction.

EDUCATION: M.S. in Geology from the University of Memphis, B.S. in Geology from Allegheny College and A.A. from Allegheny Community College

OTHER PUBLIC COMPANY DIRECTORSHIPS HELD IN PAST FIVE YEARS: Penn West Exploration Ltd. (June 2008 to June 2014) and Sonde Resources Corp. (December 2010 to July 2013)

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Relevant Leadership and Chief Executive Officer/President Experience: President and CEO of Sonde Resources Corporation from 2010-2013; Co-CEO for Samson Investment Company from 1999 to 2005; President of Spirit Energy 76 from 1997 to 1999

Extensive Knowledge of the Company's Business and Industry: over 35 years of experience in the energy industry where he has held leadership positions in both public and private companies, including C-level executive; and holds a B.S. and M.S. in Geology

Community Dedication and Charitable Experience: served on numerous not-for-profit boards including Child Abuse Network, Tulsa, OK, board member and President of Spindletop Charities, Houston, TX, board member and President of United Way, Tulsa, OK

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        21

J. Terry Strange, 72 Director since 2004 Committees: » Audit » Compensation & Management Development (Chair) » Nominating & Corporate Governance

MR. STRANGE is a 34-year veteran of KPMG LLP. From 1996 until his retirement in 2002, he served as the Vice Chairman and Managing Partner of the U.S. Audit Practice of KPMG in addition to his service from 1998 until 2002 as the Global Managing Partner of the Audit Practice of KPMG International.

EDUCATION: B.B.A. and M.B.A. in Accounting from the University of North Texas

OTHER PUBLIC COMPANY DIRECTORSHIPS IN PAST FIVE YEARS: Group 1 Automotive, Inc., an automotive retailer (2005 to present); New Jersey Resources Corporation, a natural gas provider (2003 to present); BBVA Compass Bancshares, Inc., a commercial bank (2008 to present); and previously served as a director of SLM Corporation, known as "Sallie Mae" (2008 to 2013)

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
High Level of Financial Literacy and Risk Analysis: 34 years of service with KPMG in the audit division, including six years as Vice Chairman and overseeing internal risk management of the firm; assisted in developing information risk management team at KPMG; B.B.A. and M.B.A. in Accounting; Certified Public Accountant; named as one of 100 most influential accountants in 2001 by Accounting Today; and determined by the Board to be an audit committee financial expert, as defined by the SEC

Broad International Exposure: four years as the Global Managing Partner of the Audit Practice of KPMG International

Extensive Board and Corporate Governance Experience: serves on the audit committee and board of three additional public companies; an active participant and expert speaker for the National Association of Corporate Directors and an NACD Board Leadership Fellow, bringing to our Board significant knowledge on corporate governance matters

Extensive Knowledge of the Company's Business and Industry: served clients in the energy industry for over 15 years; led the energy practice at KPMG for three years; significantly involved in the original development of the accounting standards released by the Financial Accounting Standards Board and the disclosure rules implemented by the SEC for the oil and gas industry; and assisted in writing the original oil and gas accounting industry guide published by the AICPA

Community Dedication and Charitable Experience: Chair of the Finance Committee of the National Cutting Horse Association

James (Kent) Wells, 59 Director since 2015 Committees: » Audit » Operations & Reserve

MR. WELLS has more than 35 years of experience in the oil and gas industry, most recently retiring from his position as CEO and President of Fidelity Exploration & Production Company in February 2015 after serving 32 years with Amoco and BP. Wells launched his career as a Petroleum Engineer with Amoco Canada Pet. Co. in 1979 and quickly advanced to take on a number of key roles in the organization. From 2000 through 2002, Mr. Wells held the position of Vice President, Rockies, and from 2002 through 2005, Vice President, Gulf of Mexico Shelf, BP America. He also served as General Manager, Abu Dhabi Company for Onshore Oil Operations, 2005 through 2007 and as Senior Vice President, Exploration and Production North America Gas, BP America, from 2007 through 2011. He joined Fidelity Exploration & Production Company in 2011 where he assumed the responsibility of President and CEO. In 2013, he was made Vice Chairman of MDU Resources, the parent company of Fidelity, and elected to serve on its board. He retired from Fidelity and MDU Resources, including its board, in February 2015.

EDUCATION: B.S. in Mechanical Engineering from Queen's University in Canada

OTHER PUBLIC COMPANY DIRECTORSHIPS IN PAST FIVE YEARS: Director of MDU Resources (2013 to 2015)

SPECIFIC QUALIFICATIONS, ATTRIBUTES, SKILLS AND EXPERIENCE:
Relevant Leadership and Chief Executive Officer Experience: more than 15 years in leadership roles at BP and Fidelity including senior leadership positions as Senior Vice President, Exploration and Production and CEO & President

Extensive Knowledge of the Company's Business and Industry: over 35 years of experience in the oil and gas industry, where he has held positions of increasing responsibility starting as a petroleum engineer focusing on drilling and advancing to C-level executive; significant experience in onshore gas resource plays in the United States while at BP; and holds a B.S. in Mechanical Engineering

Community Dedication and Charitable Experience: served on the Board of regional chapters of the MS Society and the Juvenile Diabetes Research Foundation

BOARD RECOMMENDATION

The Board of Directors recommends a vote "FOR" each of the foregoing nominees to serve as a director.

22        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

DIRECTOR COMPENSATION

Only non-employee directors are compensated for serving as directors. Currently, Mr. Boothby, our Chairman of the Board, President and CEO, is the only Board member who is an employee of ours, and his compensation as an employee is included in the Summary Compensation Table of the Proxy Statement.

Director Compensation Program

In May 2015, the Governance Committee considered the compensation of the non-employee directors and determined that no changes were necessary for the 2015/2016 period, other than the annual fee for the Governance Committee chair should be increased. As a result, compensation for non-employee directors was as follows:

	Compensation for 2014/2015	Compensation for 2015/2016

Annual cash retainer	$75,000	No change

Annual fee for chair of the Governance Committee	$10,000	$20,000

Annual fee for chair of the Audit Committee	$25,000	No change

Annual fee for chair of the Compensation Committee	$20,000	No change

Annual fee for chair of the O&R Committee	$20,000	No change

Annual fee for the Lead Director	$75,000	No change

Annual restricted stock award	$200,000	No change

Annual restricted stock awards are granted pursuant to the Newfield Exploration Company 2011 Omnibus Stock Plan. Each non-employee director who is in office immediately after an Annual Meeting of Stockholders will be granted restricted shares with a specified market value. The number of restricted shares granted is determined by dividing that market value by the average of the high and low sales prices of the Company's common stock on the date of the Annual Meeting. Each non-employee director who is appointed by the Board not in connection with an Annual Meeting of Stockholders will be granted restricted shares with the same market value as used for the previous Annual Meeting, with the number of restricted shares determined by dividing the market value by the average of the high and low sales prices of the Company's common stock on the date of appointment. In general, the restrictions on the shares granted will lapse on the day before the first Annual Meeting of Stockholders after the date of grant, provided that if a non-employee director terminates service as a director by reason of death or disability, the restrictions on the award will lapse as of the date of termination.

For 2015, Messrs. Plank and Wells received the standard compensation paid by the Company to non-employee directors, pro-rated to reflect the actual time each served on the Board for the 2015 fiscal year.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        23

Director Compensation Table

The following table contains information about our non-employee directors' fiscal year 2015 compensation.

	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	All Other Compensation (2) ($)	Total ($)

Pamela J. Gardner	$75,000	$199,979	$0	$274,979

John Randolph Kemp III (3)	$76,930	$199,979	$0	$276,909

Steven W. Nance	$125,282	$199,979	$0	$325,261

Howard H. Newman (4)	$27,816	$0	$0	$27,816

Roger B. Plank (6)	$31,997	$159,992	$0	$191,989

Thomas G. Ricks	$100,000	$199,979	$0	$299,979

Juanita M. Romans	$75,000	$199,979	$0	$274,979

John (Jack) W. Schanck	$95,000	$199,979	$0	$294,979

C.E. (Chuck) Shultz (5)	$55,632	$0	$2,500	$58,132

Richard K. Stoneburner (4)	$27,816	$0	$0	$27,816

J. Terry Strange	$91,291	$199,979	$0	$291,270

James Kent Wells (7)	$31,182	$159,992	$0	$191,174

(1)
Reflects the aggregate grant date fair value of the 2015 restricted stock awards to our non-employee directors, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("FASB ASC Topic 718"), determined without regard to forfeitures, as required by SEC regulations. The grant date fair value of each 2015 award of $199,979 was based on the mean of the high and low sales price of our common stock on the May 15, 2015 grant date. The grant date fair value of each 2015 award of $159,992 (to Messrs. Plank and Wells) was based on the mean of the high and low sales price of our common stock on July 29, 2015. See also Note 14, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC, for a discussion of the assumptions used in determining the FASB ASC Topic 718 grant date fair value of these awards. As of December 31, 2015 (i) Mr. Kemp held 0 unvested restricted shares since shares granted to him in 2015 were forfeited upon his resignation from the Board, (ii) Messrs. Newman, Shultz and Stoneburner each held 0 unvested restricted shares since they either did not stand for reelection or retired in 2015 and therefore received no stock-based compensation for the year, (iii) Messrs. Plank and Wells each held 5,017 unvested restricted shares, and (iv) each other non-employee director listed in the table above held 5,735 unvested restricted shares. All unvested restricted shares are scheduled to vest on May 16, 2016, the day before our 2016 Annual Meeting, subject to the non-employee director's continued service through such date.

(2)
Reflects charitable contributions with respect to 2015 pursuant to our matching gift program for non-employee directors. Under this program, we match our non-employee directors' charitable contributions up to $2,500 per year.

(3)
Mr. Kemp resigned from the Board, effective October 22, 2015.

(4)
Messrs. Newman and Stoneburner did not stand for reelection to the Board at our 2015 annual meeting.

(5)
Mr. Schultz retired from the Board, effective May 14, 2015.

(6)
Mr. Plank was appointed to the Board, effective July 28, 2015.

(7)
Mr. Wells was appointed to the Board, effective August 1, 2015.

24        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

EXECUTIVE COMPENSATION

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        25

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation & Management Development Committee of our Board (Compensation Committee) oversees our compensation programs for executive officers and all employees. The purpose of this Compensation Discussion and Analysis (CD&A) is to explain the Compensation Committee's compensation philosophy, summarize our executive compensation programs and describe compensation decisions for the Company's Chief Executive Officer (CEO), Chief Financial Officer (CFO) and three other most highly compensated executive officers for 2015 (NEOs). The NEOs for 2015 are the following individuals:

  •
  Lee K. Boothby, Chairman of the Board, President and CEO;

  •
  Lawrence S. Massaro, Executive Vice President and CFO;

  •
  Gary D. Packer, Executive Vice President and Chief Operating Officer (COO);

  •
  George T. Dunn, Senior Vice President – Development; and

  •
  John H. Jasek, Senior Vice President – Operations.

This CD&A should be read together with the compensation tables and related disclosures under "Executive Compensation Tables," beginning on page 53, and is divided into five sections:

  (I)
  Executive Summary (beginning on page 26), which provides a high level overview of our corporate vision and strategy, key Company performance outcomes and NEO compensation decisions for 2015, and our recent stockholder outreach initiative;

  (II)
  Executive Compensation Philosophy and Components (beginning on page 35), which describes the philosophy and objectives of our executive compensation program, the direct compensation elements provided to our NEOs and the purpose of each element, and the pay for performance alignment of the compensation provided to our CEO;

  (III)
  2015 Compensation Decisions (beginning on page 38), which describes and provides an analysis of the specific compensation decisions made for our NEOs for 2015;

  (IV)
  2016 Compensation Program (beginning on page 49), which provides certain information regarding changes to our executive compensation program for 2016; and

  (V)
  Compensation Policies and Practices (beginning on page 50), which discusses compensation-related policies we have implemented to reflect our commitment to the best corporate governance practices.

For additional information regarding the role and responsibilities of the Compensation Committee, as well as those of the other committees of our Board, please see "Corporate Governance" beginning on page seven.

I. EXECUTIVE SUMMARY

Newfield is a large independent exploration and production company, with estimated proved reserves of approximately 509 million barrels of oil equivalent (MMBOE) and consolidated fourth quarter 2015 production of approximately 162 thousand barrels of oil equivalent per day. Our operations are focused primarily on large scale, liquids rich resource plays in the U.S. In addition, we have offshore oil developments in China.

The Company has undergone significant change over the last decade. We have transitioned from a diversified asset base of U.S. and international onshore and offshore operations to a more focused portfolio of U.S. onshore liquids-rich plays with extensive drilling inventories. Furthermore, we have transitioned our proved reserves and production from primarily natural gas to a greater percentage of oil and natural gas liquids.

26        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

Our corporate vision is clear: to be recognized as the premier exploration and production company, delivering operational excellence, top-tier business results and value to our stockholders, employees and the communities where we live and work. We believe our transformation has contributed to our position as a leader in our sector in total stockholder return over the past five years, which was driven in part by our superior performance in the past two years as shown in the chart below:

Relative TSR performance - 2 year
NFX vs E&P peer group

Our Recent Strategy – Navigating Low Commodity Prices

Our industry has been significantly impacted by lower crude oil and natural gas prices. Following a period of five years of unprecedented strength and consistency, oil prices began collapsing in late 2014 and averaged approximately $49.00 per barrel in 2015 and have been as low as $26.21 per barrel to date in 2016. Despite this, Newfield was a leading performer in the stock market in 2015. Our stock price increased 20% during the year, eclipsing the average decrease of approximately 40% in our sector. We were also the top E&P performer in the S&P 500 Index.

Recently, we've taken significant and proactive steps to preserve liquidity, ensure financial strength and to prepare our Company to succeed in a low commodity price environment:

  •
  Recapitalized our Company in early 2015, issuing approximately $815 million in equity which we used to repay amounts outstanding under our credit facility and money market lines of credit, with any remaining funds being used for general corporate purposes. This was our first equity issuance in more than a decade.

  •
  Issued $700 million of our 5 3/8% Senior Notes due 2026 and used the proceeds from that issuance to redeem our 6 7/8% Senior Subordinated Notes due 2020.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        27

  •
  During 2015, we received proceeds of approximately $90 million associated with the continuing sale of non-strategic assets.

  •
  Upsized our credit facility by $400 million to $1.8 billion and extended its term by two years to 2020. At year-end 2015, our credit facility was undrawn and our money market line of credit had approximately $39 million drawn.

  •
  High-graded our 2015 capital investments and reduced expenditures by 26% compared to 2014. We re-directed capital from lower return areas into the Anadarko Basin where our drilling returns are the highest and drilling holds our acreage by production.

  •
  Reduced our per unit-of-production lease operating expenses by 21% compared to 2014 levels and implemented innovative ways to cut costs and consequently enhance margins. We expect that many of these savings will be sustainable even as commodity prices recover.

2015 Results

Our strong performance in 2015 can be attributed to achievements in the following four categories:

FINANCIAL STRENGTH

In 2015, we took significant and proactive steps to ensure financial strength and a sound capital structure (equity, debt, extended and increased credit facility) and to prepare Newfield for a low commodity price environment. In addition to the steps mentioned on pages 27-28, we managed risks through our hedging program, partially offsetting the negative impact of low commodity prices and realized commodity derivative income of approximately $500 million in 2015. We estimate approximately $270 million in realized commodity derivative income in 2016, both amount and strip prices as of February 19, 2016.

OPERATIONAL EXECUTION

We had excellent performance in 2015, consistently beating expectations, raising production guidance and reducing our future unit cost outlooks. The strong performance was across the organization, with each region achieving (or exceeding) its beginning of the year targets on production and costs and expenses. A summary follows:

  •
  Exceeded domestic and international production targets during the year. Domestic guidance was increased twice during 2015 and we surpassed fourth quarter expectations despite a negative impact due to weather in December.

  •
  Added nearly 90 MMBOE in estimated proved reserves in the Anadarko Basin, a year-over-year increase of nearly 50%. Positive additions helped offset significant price related revisions (SEC oil price down 47%, SEC natural gas price down 40% YOY). Total Company proved reserves decreased 21% YOY to 509 MMBOE (65% proved developed).

  •
  Continued to deliver "best-in-class" well results in the Williston Basin.

  •
  Achieved strong performance against all of our safety, environmental, regulatory and compliance (SERC) metrics.

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ADVANCEMENT OF SCOOP AND STACK

The market was laser-focused on our Anadarko Basin results in the SCOOP and STACK plays in 2015. Improving well performance, lower well costs, completion optimizations, and confidence in our resource and inventory all combined to drive our share price performance during the year. Highlights include:

  •
  Grew Anadarko Basin production to a fourth quarter 2015 average of approximately 75,000 BOEPD. Anadarko Basin today comprises almost half of total Company production and proved domestic reserves.

  •
  Active development of SCOOP underway. Continued to de-risk STACK acreage through held by production drilling and remain encouraged with multiple development horizons across the play. Recent industry success provides additional encouragement for the prospectivity of our acreage in the immediate vicinity.

  •
  Lowered best-in-class STACK well costs to approximately $7.4 million in 2015, down from a beginning-of-the-year estimate of $8.5 million. Drilling days have been reduced across the play and completions are being optimized to improve returns.

  •
  Demonstrated continuous improvement in average well performance throughout the year. Average well results are tracking at/above our 950 MBOE type curve for the STACK play.

  •
  Signed a marketing agreement with MarkWest Energy Partners in STACK. Moving oil production from truck to pipe by mid-2016 and expecting an improvement in current differential to NYMEX WTI. Future oil sales will be via Cushing, Oklahoma.

  •
  Added 20,000 net acres in our STACK play and moved our total Anadarko Basin net acreage position to more than 315,000 net acres.

IMPROVED ORGANIZATIONAL FOCUS, COMMUNICATION AND VISION ALIGNMENT

In addition to our solid financial and operating performance, we advanced key strategic initiatives in 2015 to improve our organizational focus and communications at all levels, reduce general and administrative (G&A) expense and more effectively deploy talent. Our actions in 2015 led to results that support our future and that reflect and are aligned with our corporate vision: to be recognized as the premier E&P company delivering operational excellence, top-tier business results and value to our stockholders, employees and the communities where we live and work. Highlights include:

  •
  Improved our deployment of key talent, organizational structure and G&A costs through the combination of our Rocky Mountain and Onshore Gulf Coast business units. We also closed our Denver office.

  •
  We anticipate reducing our 2016 expected G&A expenses. We reduced our overall workforce by more than 20% through a reduction in force, the closure of our Denver-based business unit and the subsequent consolidation of two business units.

  •
  Completed succession planning for all levels through "director" and developed and implemented a tailored Leadership Development Program.

  •
  Continued to monetize non-strategic assets and received proceeds of approximately $90 million in 2015. These continued monetizations align with our focus on domestic resource plays of scale.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        29

Our 2016 Actions & Priorities & Long-Term Business Strategy

Although 2015 was a year of significant and proactive adaptation by Newfield, we've already taken additional steps in 2016 to maintain our financial strength and to weather a weak commodity price environment, including:

  •
  Earlier this year we issued approximately $775 million in equity, which we used to repay amounts outstanding under our credit facility and money market lines of credit, with any remaining funds being used for general corporate purposes, including capital expenditures and working capital.

  •
  Newfield's 2016 capital budget is expected to be $625 – $675 million (excluding about $100 million in capitalized interest and direct internal costs), down about 50% over 2015 investment levels of approximately $1.4 billion, excluding capitalized internal costs.

  •
  Anticipate reducing our 2016 projected general and administrative expenses. In 2015, we reduced our overall workforce by more than 20% through a reduction in force, the closure of our Denver-based business unit and the subsequent consolidation of two business units into one located adjacent to our headquarters in The Woodlands, Texas.

The Company has adapted its near-term business plan to include four key priorities:

  1. Preserve liquidity – Reducing expenditure levels and better aligning cash flow with capital investments will be paramount to preserving liquidity and managing leverage ratios. We have an unsecured credit facility with $1.8 billion of available borrowing capacity and a term that extends through 2020.

  2. HBP STACK acreage – We plan to run an active rig program in our STACK area to hold acreage by production. At year-end 2015, about half of our 225,000 net acres in STACK was held by production (HBP).

  3. Reduce operating expenses, preserve margins – Over the last year, we reduced domestic lease operating expenses by nearly 25% and took steps to lower 2016 gross general and administrative expense. The high-grading of investments into the Anadarko Basin is expected to further enhance our domestic cost structure and realized commodity prices.

  4. Monetize additional non-strategic assets – We plan to launch a process to sell additional non-core assets. Proceeds from a potential sale would be used to fund our capital program and manage short-term borrowing levels.

Despite significant near-term changes to our business strategy, our long-term business strategy continues to be delivering stockholder long-term value through the consistent growth of cash flow, production and proved reserves. The recent efforts to refine our asset base and focus our investments on oil and liquids-rich onshore resource plays in the U.S. are consistent with our corporate vision.

Today, we operate in several U.S. basins with our primary growth area located in the Anadarko Basin of Oklahoma. The Anadarko Basin has an extensive inventory and resilient economics at lower oil and natural gas liquids prices. We anticipate that approximately 80% of our capital investments in 2016 will be allocated to the Anadarko Basin.

Our long-term business strategy includes the following:

  •
  Creating value for our stockholders by focusing on select, quality assets in leading liquids-rich plays while maintaining the appropriate size and scale of operations to optimize those assets;

  •
  Focusing on organic opportunities through disciplined capital investments;

  •
  Continuously improving our operational efficiency and economic returns;

  •
  Preserving a strong and flexible balance sheet;

  •
  Executing select, strategic acquisitions and divestitures; and

  •
  Attracting and retaining quality employees who are aligned with stockholders' interests.

30        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

Total Stockholder Return (TSR) Performance

We successfully executed our 2015 business plan. We believe that our solid balance sheet, operational execution and the continued positive developments in our SCOOP and STACK differentiated our story from those of other E&P companies in 2015. As a result, we were the top performing E&P stock in the S&P 500 Index with a gain of approximately 20% in 2015, compared to an average decline of approximately 44% in a group of our peers in the E&P industry that we are likely to be compared against (the E&P Peer Group). For 2015, the E&P Peer Group was composed of different companies than the TSR Performance Peer Group and 2015 Compensation Peer Group because the peer group used for TSR performance purposes reflects the companies with whom Newfield competes for investors as opposed to executives or customers. A chart comparing our 2015 TSR is included below and highlights our exceptional performance in 2015 versus the E&P Peer Group:

RELATIVE TSR PERFORMANCE – 1 Year
NFX vs E&P peer group

Further, following a five-year period of unprecedented strength and consistency from 2010 through most of 2014, oil prices began collapsing in late 2014. The price of oil (WTI) in January 2016 averaged approximately $32 per barrel, as compared to approximately $95 per barrel in January 2014. Natural gas prices also experienced significant declines in 2014 and 2015, as the NYMEX Henry Hub natural gas price during that period ranged from a high of $6.15 per MMBtu in February 2014 to a 17-year low of $1.76 per MMBtu in December 2015. Despite those significant challenges, when comparing our performance over the past three years versus the E&P Peer Group, we again excelled on our total shareholder return:

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 RELATIVE TSR PERFORMANCE – 3 Year
NFX vs E&P peer group

Over the last five years, our stock had a negative return of 55% compared to an average negative return of 33% for the E&P Peer Group. Over the last five years, however, we have significantly repositioned our Company. Rather than being a gas-focused, geographically disparate organization, we are today focused on liquids-rich unconventional plays onshore U.S. with a significant acreage position in the world class STACK and SCOOP, which have yielded exceptional results, and we have a deep portfolio of drilling opportunities there and elsewhere from which to create future value for our shareholders. Although that transformation had a significant impact on our total shareholder return in 2011 and a portion of 2012, the consequences of that transformation in more recent years on our operational and financial performance have been noticed by investors and is reflected in our one, two and three year total shareholder return versus the E&P Peer Group:

32        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

 RELATIVE TSR PERFORMANCE – 5 Year
NFX vs E&P peer group

Key 2015 Executive Compensation Actions

As described in more detail throughout this CD&A, our executive compensation programs and actions delivered outcomes aligned with our solid operational, financial and strategic performance in 2015 and the current market conditions, which are reflected in the following compensation decisions and outcomes:

  •
  The Compensation Committee elected not to increase NEO base salaries for 2015 due to the 2015 business climate. See "2015 Compensation Decisions – Base Salary."

  •
  To emphasize the significance of our near-term and relative operational performance measures, the Compensation Committee increased the portion of our 2015 annual incentive awards tied to those measures from 60% to 75% and approved a collective 2015 annual incentive award payout factor (AIP Factor) of 1.76 or 176% with respect to the overall Company performance measures. See "2015 Compensation Decisions – Annual Incentive Awards."

  •
  The Compensation Committee granted performance-based restricted stock units ("RSUs") constituting 40% - 50% of the total long-term equity-based incentive award value granted to the NEOs for 2015, with quarterly determination dates during the one-year TSR performance earning window (changed from monthly determination dates, which were used for the 2014 awards). See "2015 Compensation Decisions – Long Term Equity-Based Incentive Awards."

  •
  With respect to previously granted performance-based RSUs, the NEOs earned 55% and 70% of the performance-based RSUs granted in 2011 and 2012, respectively, based on the Company's relative TSR performance against the TSR Performance Peer Group (as defined below). See "Executive Compensation Philosophy and Components – Pay for Performance."

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See "2016 Compensation Program" in this CD&A for a discussion of certain 2016 compensation actions and decisions.

Stockholder Outreach

Over the last year, we increased our outreach efforts to stockholders and solicited feedback on our executive compensation programs, corporate governance, safety and environmental programs, corporate responsibility and other important issues.

These increased efforts were encouraged by our Compensation Committee following the results of the say on pay advisory vote at our 2015 annual meeting of stockholders. Last year, approximately 72% of the total votes cast (excluding abstentions) were in favor of our say-on-pay proposal, down from more than 90% approval at our 2013 and 2014 annual meetings. Although our executive compensation programs remained largely consistent over this three year period, the Compensation Committee carefully reviewed our executive pay programs during 2015 and encouraged management to increase its stockholder engagement efforts in light of the advisory vote results.

During 2015, we solicited feedback from stockholders representing approximately 70% of our outstanding common stock and met with or held phone conversations with management of our stockholders representing approximately 50% of our outstanding common stock. Our Board and its relevant committees discussed this constructive feedback and it was used to strengthen our compensation programs, improve our disclosure practices in this proxy statement and address other governance matters. They also sought an appropriate balance in our executive compensation program to best serve the interests of our stockholders while continuing to attract, motivate and retain the talent necessary to achieve the Company's strategy. We value the views of our stockholders and will continue to solicit this feedback in the future.

Although stockholders expressed a variety of views and many relevant topics were discussed in these outreach meetings, we believe the table below summarizes the most relevant topics and outlines our responses to each.

Feedback	Our Responses

The majority of annual long-term equity-based incentive awards should be performance-based	Effective for the year 2016, we eliminated our two-year TSR performance period and for future periods all performance-based equity awards will be subject to a three-year performance period, with the NEOs eligible to earn between 0% and 200% of the target share number. See "2016 Compensation Program."

Executive compensation should be less discretionary and tied more directly to assessable performance measures	Prior to engaging in our 2015 stockholder outreach, we increased the portion of our annual incentive awards for 2015 tied to objective relative and near-term Company performance measures from 60% to 75%, and we utilized specific and assessable strategic priorities for purposes of evaluating performance with respect to the 25% strategic measurement portion of the 2015 awards. See "2015 Compensation Decisions – Annual Incentive Awards." We have continued this approach for our 2016 annual incentive awards.

Compensation drivers including goals, rigor of targets and formulas should be clearly described	We enhanced disclosure in our 2016 proxy statement regarding our annual incentive award goals and determinations.

The role of Lead Director should be well defined and disclosed	We increased disclosure on the specific duties of our Lead Director. See "Corporate Governance – Board of Directors."

The process and selection criteria for Board member nominations should be better described	We increased disclosure around the role of Nominating and Corporate Governance Committee, which oversees Board member nominations. See "Corporate Governance – Nominating & Corporate Governance Committee."

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II. EXECUTIVE COMPENSATION PHILOSOPHY AND COMPONENTS

Philosophy and Objectives

Our executive compensation philosophy is guided by the following objectives:

  •
  Goal-Oriented Pay for Performance.  The cornerstone of our compensation program is "pay for performance." In making compensation decisions, we focus on annual and long-term Company performance and measure performance against our peers and against goals and measures at the Company and individual levels.

  •
  Competitive Compensation.  The Compensation Committee believes it is imperative to maintain market competitive compensation programs to attract, retain and motivate executives and our future leaders that are in line with the compensation of similar executive positions at peer companies.

  •
  Alignment with Long-Term Stockholder Interests.  By providing a significant portion of compensation in the form of long-term equity-based incentive awards, including time-based and performance-based RSUs, we closely align the interests of our executives with those of our stockholders in an effort to create long-term stockholder value.

Direct Compensation Components

In support of our compensation philosophy and objectives, total direct compensation received by our NEOs for 2015 is comprised of the elements included in the chart below. The elements of indirect compensation provided to our NEOs are described below under "– 2015 Compensation Decisions – Other Compensation."

REWARD ELEMENT	FORM	PURPOSE	VALUATION PARAMETERS
FIXED	Base Salary	Cash	Provides a market competitive level of fixed compensation for the fundamental duties required of the position to attract and retain executive talent	Compensates executive officers for their level of responsibility, skills, capabilities, experience and leadership
AT RISK	Annual Incentive Awards	Cash	Motivates and rewards performance achievement against a set of stated annual Company and individual goals	Measures Company performance on six operational measures (75%) in combination with a strategic measurement (25%)
	Equity-Based Compensation	•Time-Based RSUs (50% cash-settled and 50% stock-settled) •Performance-Based RSUs (relative TSR)	Reward creation of long-term stockholder value	Builds a consistent ownership stake in the Company that aligns the interests of executive officers and stockholder Time-Based RSUs have a three-year continued service vesting requirement that provides a retention incentive Performance-Based RSUs motivate consistent improvement in stockholder value over a long-term horizon to further align executive and stockholder interests, with the number of shares ultimately received dependent upon relative TSR performance against peer companies over a specified period Grants to CEO, CFO and COO are split 50/50, while grants to the other NEOs are split 60 (time based)/40 (performance based)

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Over the last several years, the Compensation Committee has shifted more NEO total direct compensation towards variable "at risk" compensation (annual incentive awards and long-term equity-based incentive awards), where actual amounts earned may differ from target amounts based on Company and individual performance. In addition, under the combined leadership of the Compensation Committee and our executive team, we have improved alignment of our executive compensation with our near- and long-term business strategies. Our annual incentive awards are designed to primarily reward performance against our near-term strategies. Conversely, our long-term equity-based incentive awards are designed to reward achievements consistent with our long-term business strategies.

The Compensation Committee believes that a program weighted towards variable, at risk compensation, including stock price performance, ensures NEO interests are appropriately aligned with stockholder interests. The charts below illustrate the mix of 2015 target total direct compensation for our CEO and NEOs:

For our NEOs, the charts above are based on the following: (i) 2015 base salaries, as discussed on page 39, (ii) target bonus amounts with respect to 2015 annual incentive awards, as discussed beginning on page 39, and (iii) the targeted grant date fair value for the 2015 grants of time- and performance-based RSUs, as discussed beginning on page 45. The amounts actually realized by our NEOs with respect to the annual incentive awards and RSUs granted in 2015 depend, as applicable, on the level of attainment of the relevant performance goals and the value of our common stock when the awards vest.

Pay for Performance

We believe our executive compensation programs play an important role in helping us achieve our business objectives and effectively reward our executive officers for their contributions to those achievements. As illustrated above, the target total direct compensation of our NEOs is heavily weighted towards variable, at risk compensation (annual incentive awards and long-term equity-based incentive awards) that is tied to Company and individual performance and, as a result, the actual amounts realized or realizable at a given point in time often differ from the target total direct compensation awarded and from the amounts reported in the Summary Compensation Table.

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The table below reflects the difference between our CEO's 2015 compensation at target level, as reported in the Summary Compensation Table, and based on the actual realized and actual realizable value of the compensation as of December 31, 2015, as compared to our TSR for 2015, which demonstrates the pay for performance alignment of our executive compensation program.

Compensation Component	Target Total Direct Compensation	Summary Compensation Table (1)	Actual Realized Amount at 12/31/2015 (2)	Actual Realizable Amount at 12/31/2015 (3)	Total Stockholder Return (TSR)
Base Salary	$850,000	$850,000	$850,000	$850,000
Annual Incentive Award	$1,020,000	$1,800,000	$1,800,000	$1,800,000
Time-Based RSUs	$2,550,000	$2,880,020	$2,542,198	$2,389,774
Performance-Based RSUs	$2,550,000	$3,158,099	$2,037,685	$4,500,118

Total	$6,970,000	$8,688,119	$7,229,883	$9,539,892	20.1%

(1)
As reported in the Summary Compensation Table for 2015. The annual incentive award amount is reported based on the amount actually paid for 2015 instead of the target bonus amount. Time-based RSUs and performance-based RSUs are reported based on their aggregate grant date fair value for accounting purposes.

(2)
Instead of the grant date fair value of equity-based awards granted in 2015, reflects the actual "take-home" value of equity-based awards that vested during 2015, as reported below under "Stock Vested in 2015."

(3)
Instead of the grant date fair value of equity-based awards granted in 2015, reflects (a) all outstanding performance-based RSUs granted during 2015, calculated using the Company's $32.56 stock price on December 31, 2015 and assuming 100% of all such outstanding performance-based RSUs vest (which is the maximum potential vesting level for the awards, with the actual amount ultimately vesting dependent upon our relative TSR performance in comparison to the relevant peer group during the applicable performance period), and (b) all outstanding time-based RSUs granted during 2015 and unvested as of December 31, 2015 based on the Company's $32.56 stock price on December 31, 2015, in each case, as reported below under "Outstanding Equity Awards at December 31, 2015." See chart below in this section for additional detail on our performance-based RSU awards granted in 2015 and on performance-based RSU awards granted in prior years that were settled during 2015 or remain outstanding as of December 31, 2015. The value of all outstanding, unvested performance-based RSUs and time-based RSUs (including awards granted prior to 2015) as of December 31, 2015, calculated based on the Company's $32.56 stock price on that date and assuming 100% of all outstanding performance-based RSUs vest, is shown in the "Outstanding Equity Awards at December 31, 2015" table.

The Compensation Committee believes that realized compensation is more representative of compensation actually earned than the compensation reported in the Summary Compensation Table and that realizable compensation is a reflection of the total potential compensation that may be earned by an executive, which also supports our compensation objectives of motivating and retaining executives. Because of our strong operational, strategic and TSR performance in 2015, our CEO earned 176% of his target bonus amount under his annual incentive award. As a result of our stock price and our relative TSR performance, the actual realized and realizable value of our RSU awards as of December 31, 2015, was more than the CEO's target grant date opportunity, which reinforces the program's alignment with stockholder interests and Company performance, as reflected by our TSR for the period.

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The following table shows the TSR ranking of the performance-based RSUs granted to our CEO since 2010:

Performance Period Start Date	Relative TSR Measurement Period	Number of Performance- Based RSUs Awarded	Payout Range	TSR Rank (as of December 31, 2015 for outstanding awards at 2015 year-end)	RSUs Vested/ Unvested/Forfeited as of 12/31/15

March 2010	Apr. 15, 2013 to Apr. 15, 2015 (Monthly)	34,800	0% to 100%	13	12,180/22,620/22,620

March 2011	Apr. 15, 2014 to Apr. 15, 2016 (Monthly)	35,300	0% to 100%	8	19,415/15,885/0

March 2012	Apr. 15, 2015 to Apr. 15, 2017 (Monthly)	51,000	0% to 100%	6	35,700/15,300/0

March 2013	Apr. 15, 2016 to Apr. 15, 2018 (Monthly)	81,900	0% to 100%	1	0/81,900/0

March 2014	Apr. 15, 2016 to Apr. 15, 2017 (Monthly)	98,040	0% to 100%	1	0/98,040/0

January 2015	Jan. 1, 2017 to Dec. 31, 2017 (Quarterly)	138,210	0% to 100%	1	0/138,210/0

III. 2015 COMPENSATION DECISIONS

The following is a discussion of the Compensation Committee's analysis and specific decisions with respect to the direct and indirect compensation elements provided to our NEOs in 2015. Variances in the amount of direct compensation awarded to each NEO generally reflect differences in individual responsibility and experience as well as the compensation levels provided to officers in comparable positions in our 2015 Compensation Peer Group.

Compensation Peer Group Analysis

In October 2014, Meridian, the Compensation Committee's independent compensation consultant, provided the Compensation Committee with an analysis of our executive compensation relative to prevailing compensation levels at industry peers. This analysis included adjustments for company size and our relative enterprise value among the identified peer companies (see footnote 1 to the below chart). The Compensation Committee referenced this analysis in its January and February 2015 meetings, where it determined 2015 base salary levels, 2015 target annual incentive award opportunities and 2015 RSU grants for the NEOs. The peer companies selected for purposes of this analysis (Compensation Peer Group) were:

2015 Compensation Peer Group (1)

Cabot Oil & Gas Corporation	Laredo Petroleum Inc.*	Southwestern Energy Company

Cimarex Energy Co.	Oasis Petroleum Inc.*	Ultra Petroleum Corp.

Concho Resources, Inc.	QEP Resources, Inc.	Whiting Petroleum Corporation

Denbury Resources Inc.	Range Resources Corporation	WPX Energy Inc.

EP Energy Corp.*	SandRidge Energy Inc.*

Energen Corp.*	SM Energy Co.*

(1)
Due to recent changes to the Company's size and scope and in order for the Company to rank at or close to the median of the Compensation Peer Group in enterprise value, market capitalization and assets, the Compensation Committee removed Pioneer Natural Resources Co., Continental Resources Inc. and Noble Energy, Inc. from the Compensation Peer Group for 2015. Companies marked with a "*" were added to the Compensation Peer Group for 2015.

For a discussion of the compensation of our CEO and other NEOs compared to the 2015 Compensation Peer Group, please see "Executive Compensation Philosophy and Components – Direct Compensation Components" and "– Pay for Performance."

The Compensation Peer Group was developed taking into consideration peer company metrics such as market capitalization, enterprise value, comparability of asset portfolio, revenues and the availability of compensation

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data, and is reviewed by the Compensation Committee periodically for reasonableness. For 2015, the Compensation Peer Group was different from the group of peer companies used in evaluating our relative TSR performance for purposes of the performance-based RSU awards (TSR Performance Peer Group), although some peer companies do overlap between the two groups.

Please see "– 2016 Compensation Program – 2016 Peer Group Changes" for a discussion of the Company's comprehensive peer company review for purposes of determining the 2016 Compensation Peer Group.

Base Salary

The Compensation Committee reviews executive officer base salary levels on an annual basis, typically at the beginning of the year, with a goal of providing competitive, fixed cash compensation, while rewarding Company and individual performance primarily through annual incentive awards and long-term equity-based incentive awards. The Compensation Committee generally maintains executive base salaries near the median level of salaries for comparable positions in the Compensation Peer Group. In light of the significant decline in commodity prices during the second half of 2014, and the uncertainty surrounding future commodity prices and the corresponding impact on the oil and gas industry at the beginning of 2015, the Compensation Committee decided not to increase the base salaries of our NEOs for 2015. The 2015 base salaries for our NEOs, which remained unchanged from the 2014 base salary levels, were as follows:

Named Executive Officer	2015 Base Salary

Mr. Boothby	$850,000

Mr. Massaro	$420,000

Mr. Packer	$540,750

Mr. Dunn	$382,500

Mr. Jasek	$400,000

Annual Incentive Awards

For 2015, our NEOs were eligible to earn annual incentive awards under the Company's Annual Incentive Plan (2015 AIP), based upon the level of achievement across a select set of performance measures aligned with shareholder value creation, advancement of the Company's strategic goals, and the NEO's individual performance for the year. Generally, the 2015 AIP was administered as described below.

Target Bonus Amounts

After reviewing the 2015 Compensation Peer Group data with Meridian, in February 2015, the Compensation Committee set the target bonus percentages and amounts for each NEO for the 2015 AIP, with a maximum potential payout of 200% of each NEO's target bonus amount (which the Compensation Committee decided, based on the peer group data and market conditions, should remain at the same levels as in effect for 2014) as follows:

Named Executive Officer	Target Bonus Percentage	Target Bonus Amount

Mr. Boothby	120%	$1,020,000

Mr. Massaro	100%	$420,000

Mr. Packer	100%	$540,750

Mr. Dunn	85%	$325,125

Mr. Jasek	85%	$340,000

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2015 Company Performance Measures

Applicable Company performance measures and goals were established in March 2015 based on three categories:

  •
  Category I (Operational Relative Measures – 45%) – consistent annual operational performance measures that are evaluated each year,

  •
  Category II (Operational Near-Term Measures – 30%) – near-term measures that are aligned to the current operational environment and may vary from year to year, and

  •
  Category III (Strategic Measurement – 25%) – strategic priorities that are agreed upon by the Compensation Committee with management at the beginning of the applicable year and evaluated by the Committee (see pages 42-43 for further explanation of these strategic priorities).

The Compensation Committee determined the performance measures to be used for all three categories, as well as the weighting and goal setting with respect to all measures, with the Board's Operations and Reserves Committee (O&R Committee) serving in an advisory role with respect to inputs for the operational measures in Categories I and II. For purposes of the 2015 AIP, the Compensation Committee determined that the operational performance measures should comprise in the aggregate 75% of the total Company performance measures, with the strategic measurement comprising 25% of the total, which represented a change from the 2014 program when operational performance measures comprised 60% of the total Company performance measures and the strategic measurement comprised 40% of the total (specifically, Category I operational measures increased from 30% of the total Company performance measures to 45% for 2015). The Compensation Committee made this reallocation in order to focus the NEOs more specifically on operational goals that drive

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shareholder value creation. For 2015, the Compensation Committee selected the following Company performance measures and weightings for the 2015 AIP:

Performance Measures (1)	Weighting	What It Is	Why We Use It

Relative performance goals		Operational relative measures that are consistently evaluated each year	Provide a strong correlation to stock price performance and mirror the Company's financial disclosures

Domestic Production	15%	Domestic production (sales + lease fuel)	Critical to our future success, these are two primary measures by which stockholders measure our performance

Domestic Proved Reserves Replacement Ratio	15%	Volumes attributable to new proved locations divided by production

Discretionary Cash Flow	15%	Total Company discretionary cash flow	Encourages adequate liquidity and balances the relationship between cash flow from operations and hedge revenues with annual capital investments

Near-term performance goals		Operational near-term measures that are aligned to the current operational environment	Aligns with the near-term business plan and annual initiatives

Domestic Controllable Expense per Unit of Production	10%	Controllable cash expenses (lease & operating expense + major expense + cash G&A) divided by sales	Controlling cash expenses improves margins and rates of return

Domestic Finding & Development (F&D) Costs per BOE of Proved Developed Reserve Addition	10%	Capital (drill, complete, recomplete, hook-up, injection) divided by proved developed reserve additions	Key driver of long-term success in our investments

Safety, Environmental, Regulatory & Compliance (SERC)	10%	Incorporates trailing three year average consolidated total reported incident rate (TRIR), contractor TRIR, oil spill rate and produced fluid spill rate (each weighted 25%)	Encourages long-term decision making to benefit the health and safety of our employees and contractors, as well as environmental impact

Strategic performance goals		Long-term financial, value creation and other strategic measures and milestones communicated to senior management	Provide tension to operational outcomes and flexibility in assessing overall Company performance

Strategic Measurement	25%	Priorities included preservation of financial strength; our stock price performance; maintenance of integrity of approved strategic plan; effective handling of unforeseen events, including the current operating environment; talent management, succession planning and personnel development; and personal leadership and communications	Provide evaluation of the Company's performance on the advancement of objectives related to the Company's strategy for 2015, including those related to financial strength, cost savings, operational flexibility, organizational management and stockholder return

(1)
For a more detailed explanation of how we calculate these non-GAAP measures, please refer to Appendix A to this proxy statement.

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2015 Annual Incentive Plan Goal Determination

The 2015 AIP included threshold, target and stretch (maximum) goals for each Company operational performance measure (Category I & II), with a corresponding payout range (known as the AIP Factor range), as follows:

Operational Performance Measure	2015 Actual Performance	2015 Threshold Goal (0.5x)	2015 Target Goal (1.0x)	2015 Maximum Goal (2.0x)

Domestic Production	50.6 MMBOE	47.5 MMBOE	49.0 MMBOE	51.5 MMBOE

Domestic Proved Reserves Replacement Ratio	236%	117%	150%	215%

Discretionary Cash Flow (in millions)	$1,171	$1,000	$1,190	$1,350

Domestic Controllable Expense per Unit	$9.66	$11.00	$10.30	$9.80

Domestic F&D per BOE	$12.37	$14.60	$13.40	$12.20

SERC	200	50	100	200

Generally, target goals for the operational measures are based on the Company's approved budget and operating plan for the year (Plan) and reflect significant performance improvement relative to 2014 outcomes taking into account the commodity price environment and subject to adjustment to account for significant macro environment or Company-specific impacts. Threshold and stretch goals for the operational measures are intended to, respectively, reflect the minimal level of performance at which the Compensation Committee believes payout is warranted and challenge management to achieve exceptional performance. During each scheduled Operations & Reserves Committee meeting and Compensation Committee meeting there is robust dialogue related to monitoring Company performance against the established annual Company measures.

Goals and expectations with respect to the strategic measurement portion of the 2015 AIP and the underlying strategic priorities for the year are the responsibility of the Compensation Committee, in dialogue with the Operations & Reserves Committee and management, in order to further align NEOs with the Company's long-term strategy and value creation. The Compensation Committee also establishes threshold (0%), target (100%) and stretch (200%) payout ranges for the strategic measurement portion (Category III), which provide a general guideline for the Compensation Committee members as they each evaluate and determine the extent to which the strategic measurement portion has been achieved for each year. Because the strategic measurement portion is qualitative in nature, success does not necessarily depend on achieving a particular strategic priority or priorities; rather, success may be evaluated based on past norms, expectations and unanticipated obstacles or opportunities that arise.

The Compensation Committee assessed the Company's performance against the strategic priorities comprising the strategic measurement portion of the 2015 AIP. The 2015 strategic priorities and a related management assessment rationale presented to the Committee are set forth below:

•
Preservation of financial strength

Entering 2015, the Company took proactive steps in response to low oil prices to enhance liquidity and ensure a strong capital structure. The Company was successfully recapitalized in early 2015 through three significant transactions – equity, new senior notes at attractive interest rates with proceeds used to retire near-term existing debt and an upsize and extension of the Company's credit facility. We ended 2015 with an undrawn credit facility and borrowings of only approximately $39 million on our money market line of credit.

•
Company stock price performance

By effectively implementing its near-term business objectives, Newfield's stock led all E&P stocks on the S&P 500 Index and was up 20% year over year compared to an average decrease of approximately 45% for the other companies in our 2015 Compensation Peer Group.

•
Maintain integrity of approved strategic plan

In 2015, the Company's business plan focused on several key elements:

•
A high-grading and reduction of capital investments over 2014 levels;

•
Reduced cash operating expenses;

42        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

  •
  Efficiency gains in drilling and completion operations; and

  •
  Opportunistic capture of attractive acreage in the Anadarko Basin.

The Company's performance exceeded goal on each of the above measures. Newfield reduced annual capital investments by 40% over the prior year (excludes lease additions and acquisitions) and high-graded its investments largely into the Anadarko and Williston Basins where rates of return are the highest in a lower commodity price environment. Cash operating expenses were significantly reduced during the year through lower service costs and innovative applications in the field to reduce costs, particularly in the STACK, and improve base production and margins. Many of these cost reductions are related to efficiency gains in drilling and completion operations and are expected to be sustainable in the event of commodity price recovery. In addition, at year-end 2015, the Anadarko Basin comprised 53% of our total proved reserves, and we had interest in more than 315,000 net acres in SCOOP and STACK.

•
Effectiveness in handling unforeseen events

Adaptability is a core competency of our organization. This measure relates to our ability to handle certain "unforeseen events" during the year that would otherwise negatively impact performance against our business plan. Specific examples in 2015 include:

•
Lower than expected oil and natural gas prices were offset by more than $500 million in hedge revenues. An additional estimated $270 million in hedging revenues is expected in 2016, calculated at strip oil and gas prices in late February 2016.

•
Higher than expected production in all four of the Company's onshore operating areas and in offshore China allowed the Company to exceed its beginning of the year projections. Negative impacts related to refinery turnarounds, unplanned maintenance on third-party mid-stream gathering facilities and other negative impacts which were all mitigated by superior performance throughout the enterprise.

•
Proactive steps were taken to adapt our organizational structure to create G&A expense efficiencies and to ensure improved future margins and profitability. Through a reduction in force in early 2015 and office consolidations, Newfield's headcount was reduced by more than 20%. The Company also closed two offices.

•
Talent management, succession planning and personnel development

We took proactive steps during the year to right-size our organization and deploy additional personnel to our most active operating areas. Newfield management and the Board worked together to update a detailed succession planning tool and tailored leadership development programs were developed and implemented. We also built internal career progression resources and leveraged our financial strength in a low price environment to increase campus recruiting program to meet the talent needs of our future. This effort will help ensure the availability and readiness of future leadership and continued strong performance of the organization.

•
Personal leadership and communication

Management and the Board continued to have frequent, constructive and interactive dialogue throughout the year as key financial, operational and organizational restructuring objectives were implemented, and conducted an extensive outreach program to key stockholders and other stakeholders. In addition, our executive team provided clear, effective and relevant communication to our workforce on our key initiatives to ensure alignment with our near-term strategy and corporate vision.

Overall, the Compensation Committee determined that performance with respect to the strategic measurement portion of the 2015 AIP substantially exceeded expectations based on its evaluation of results across each of the priorities identified above. This determination occurred with the background and ongoing context of refinements to the 2015 strategic priorities and continued discussion and active dialogue among the Compensation Committee, the O&R Committee and management about the strategic priorities and performance, including routine reports, presentations and communications containing performance updates throughout the year.

The Compensation Committee, in consultation with the O&R Committee with respect to inputs on the operational measures in Categories I and II, evaluated the overall performance of the Company and the NEOs for

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2015, and then calculated the collective AIP Factor based on the weighted average of all the Company performance measures, as follows:

Performance Measures	Weighting	2015 Performance Achieved	AIP Factor

Domestic Production	15%	50.6 MMBOE	1.63

Domestic Proved Reserves Replacement Ratio	15%	236%	2.00

Discretionary Cash Flow	15%	$1,171	0.95

Domestic Controllable Expense per Unit	10%	$9.66	2.00

Domestic F&D per BOE	10%	$12.37	1.86

SERC (1)	10%	200	2.00

Strategic Measurement	25%	See above	2.00

Collective AIP Factor			1.76

(1)
In determining the outcome for SERC performance, the Compensation Committee considered 25% year-over-year reduction in completions TRIR, 11% year-over-year reduction in drilling TRIRs, and a 46% year-over-year decrease in oil spill events.

Individual Performance Measures

The Compensation Committee may increase or decrease the ultimate annual incentive award payment an NEO would otherwise receive with respect to the Company performance measures based on the Committee's assessment of the NEO's individual performance for the year, taking into consideration various criteria including the NEO's impact during the year and his overall value to our Company, and specifically considering the NEO's leadership skills, impact on strategic initiatives, performance in his primary area of responsibility, role in succession planning and development, and other intangible qualities that contribute to our success. For 2015, the Compensation Committee made the following assessments with respect to each NEO's individual performance:

Name	2015 Individual Performance Measure Assessment

Mr. Boothby	Mr. Boothby continued his strong and proactive leadership and management across our organization. His vision was the driving force in the Company's ability to continue its multi-year streak of solid execution against targets and objectives, with Newfield ending 2015 as the top E&P stock in the S&P 500 Index.

Mr. Massaro	Mr. Massaro was instrumental in our successful recapitalization efforts in the first quarter of 2015 and provided vital leadership in designing our 2015 operating plan and strategy.

Mr. Packer	Mr. Packer continued his leadership of our operating teams, leading to outstanding production and operating results despite an extremely challenging commodity price and industry environment. He was also key in the execution of our Company reorganization.

Mr. Dunn	Mr. Dunn's leadership with respect to the Company's development cost reductions and outstanding production and reserve results was instrumental to our success in 2015.

Mr. Jasek	Mr. Jasek successfully transitioned to Senior VP of Operations during 2015, provided leadership in executing key initiatives, including our Company reorganization, and raised the level of technical oversight across the organization.

44        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

2015 Annual Incentive Award Payout Determinations

Based on the foregoing, the Compensation Committee approved the following 2015 annual incentive award payout amounts for the NEOs:

Name	Target Bonus Amount (% of Base Salary)	x	Collective AIP Factor	+/-	Individual Performance Determination	=	Actual Annual Incentive Award Payout

Mr. Boothby	$1,020,000 (120%)				$4,800		$1,800,000

Mr. Massaro	$420,000 (100%)				$100,800		$840,000

Mr. Packer	$540,750 (100%)		1.76		$48,280		$1,000,000

Mr. Dunn	$325,125 (85%)				$27,780		$600,000

Mr. Jasek	$340,000 (85%)				$16,600		$615,000

Long-Term Equity-Based Incentive Awards

Each year, we provide our NEOs long-term equity-based incentive award grants. The Compensation Committee determines each February the amount and mix of long-term equity-based incentive awards granted to the NEOs and believes that long-term equity-based incentive awards should include both time- and performance-based awards. By providing both types of awards each year, the Compensation Committee seeks to balance the retention incentive provided by time-based awards with the strong tie to relative long-term TSR provided by the performance-based awards. Currently, the Compensation Committee makes long-term equity-based incentive awards in the form of restricted stock units, or RSUs.

The ratio of time- to performance-based RSUs awarded each year varies by officer, based on the officer's ability to influence overall corporate results. Additionally, the number of time-based RSUs awarded is equally split between stock-settled RSUs and cash-settled RSUs in order to preserve available shares under our 2011 Omnibus Incentive Plan. The following graphs reflect the mix of time- and performance-based RSUs for the NEOs for 2015 as a percentage of total award value. For 2015, the Compensation Committee determined to increase the portion of the total annual award that is allocated to performance-based RSUs for Messrs. Dunn and Jasek from 34% to 40% in order to further align their interests with the interests of our stockholders.

With respect to the total long-term equity-based incentive award amount granted to each NEO each year, the Compensation Committee generally considers estimated targets for compensation, the relative value of each compensation element, expense of such awards and impact on dilution. The Compensation Committee intends that long-term equity-based incentive award amounts be made at a level where NEOs will achieve median pay in relation to the 2015 Compensation Peer Group if the Company's performance falls at the median of its peers,

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        45

with the ability to achieve above-median pay for above-median performance. Accordingly, for 2015, the Compensation Committee evaluated information provided by Meridian on the range of long-term equity-based incentive award opportunities awarded by the 2015 Compensation Peer Group companies, along with the Company's recent performance and the role of each NEO in achieving Company objectives. The Compensation Committee also evaluated the CEO's recommendations for long-term equity-based incentive award amounts for the other NEOs. Based on these evaluations, the Compensation Committee approved the following time- and performance-based RSU awards for 2015:

Name	Award Guideline (Multiple of Base Salary)	Total Award Opportunity (1)	Number of Time-Based RSUs (Stock-Settled)	Number of Time-Based RSUs (Cash-Settled)	Number of Performance- Based RSUs

Mr. Boothby	6x	$5,100,272	48,930	48,930	138,210

Mr. Massaro	4x	$2,000,905	19,200	19,200	54,210

Mr. Packer	5x	$3,000,298	28,785	28,785	81,300

Mr. Dunn	3x	$1,200,488	13,815	13,815	26,040

Mr. Jasek	3x	$1,000,613	11,520	11,520	21,690

(1)
Reflects the estimated aggregate grant date fair value of the RSU awards based on (i) the December 2014 average per share stock price (for the time-based RSUs) and (ii) an estimated grant date fair value determined applying a Monte Carlo valuation using the December 2014 average per share stock price in accordance with applicable accounting principles (for the performance-based RSUs). Because they are estimates, these dollar amounts may vary from the values disclosed in the Summary Compensation Table and 2015 Grants of Plan-Based Awards table below. See the footnotes to those tables for further information regarding the methodology for determining the values of the awards for purposes of those tables.

Time-Based RSUs

The time-based RSUs (both stock-settled and cash-settled awards) granted in February 2015 vest in four substantially equal annual installments on August 15, 2015, August 15, 2016, August 15, 2017 and February 15, 2018, subject to continuous employment. Additional information regarding these awards, including treatment upon certain terminations of employment or the occurrence of a change of control, is provided below under "Executive Compensation Tables – Potential Payments Upon Termination or Change of Control."

Performance-Based RSUs

The performance-based RSUs granted in February 2015 are subject to both continued service and relative TSR vesting conditions and provide NEOs the opportunity to earn between 0% and 100% of the number of performance-based RSUs awarded. The TSR vesting conditions measure our total cumulative stockholder return for at least two years, and up to three years, relative to a peer group approved by the Compensation Committee (TSR Performance Peer Group). The Compensation Committee believes that relative TSR is an appropriate long-term performance metric because it generally reflects all elements of a company's performance, provides a reliable means to measure relative performance and provides the best alignment of the interests of management and the Company's stockholders. The structure of the 2015 performance-based RSU awards is substantially similar to prior year awards, except for the use of a quarterly (instead of monthly) determination date during the last year of the three year performance period and use of the EPX Index as an alternate in the event a peer company is privately acquired during the performance period.

46        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

For 2015, the TSR Performance Peer Group includes the Company and the following companies and indices (or their successors, if a peer company is acquired by a public company):

2015 TSR Performance Peer Group (1)

Cabot Oil & Gas Corp.	Energen Corp.	SandRidge Energy, Inc.

Chesapeake Energy Corp.	EP Energy Corp.	SM Energy Co.

Cimarex Energy Co.	Laredo Petroleum, Inc.	Southwestern Energy Co.

Concho Resources, Inc.	Oasis Petroleum Inc.	Ultra Petroleum Corp.

Continental Resources, Inc.	QEP Resources, Inc.	Whiting Petroleum Corp.

Denbury Resources Inc.	Range Resources Corp.	WPX Energy Inc.

Devon Energy Corp.

(1)
The EPX Index will be used as a peer replacement in the event a member of the TSR Performance Peer Group ceases to be publicly traded during the applicable performance period due to acquisition by a private company.

Vesting of the 2015 performance-based RSU awards is determined based on the TSR of each company or index in the 2015 TSR Performance Peer Group for the performance period beginning January 1, 2015 and ending on the applicable determination date, which is the last day of each quarter beginning on March 31, 2017 and ending December 31, 2017, with actual vesting dates potentially occurring quarterly from April 15, 2017 through January 15, 2018, subject to continued employment through any actual vesting date. Payment of vested performance-based RSUs will be made in shares of Company stock and will correspond with the highest rank achieved during the final four calendar quarters of the performance period. The percentage of the performance-based RSUs that may potentially vest each determination date is calculated by determining our TSR rank among the TSR Performance Peer Group as follows:

	Rank	Percentage of performance-based RSUs earned

First Quartile	1-5	100%

	6	70%

	7	65%

Second Quartile	8	60%

	9	55%

	10	50%

	11	45%

	12	40%

Third Quartile	13	35%

	14	30%

	15	25%

Fourth Quartile	16-20	0%

For purposes of these calculations, total cumulative stockholder return, or TSR, as of a particular determination date means the rate of return (expressed as a percentage) achieved with respect to the primary equity security of each company or index in the TSR Performance Peer Group (including our Company) if: (i) $100 was invested in each security or index on January 1, 2015, assuming a purchase price equal to the average closing price of the security or index for all trading days in December 2014, (ii) all dividends received with respect to a particular security for any record date that occurs during the period beginning January 1, 2015 and ending on the last day of the determination period were reinvested in the security (using the closing price of the security on the record date), and (iii) assuming the valuation of such security or index at the end of the determination period is based on the average closing price for all trading days in last month of the determination period.

Additional information regarding these awards, including treatment upon certain terminations of employment or the occurrence of a change of control, is provided below under "Executive Compensation Tables – Potential Payments Upon Termination or Change of Control."

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        47

Other Compensation

In addition to the elements of total direct compensation described above, our executive compensation program includes other elements of compensation that are designed primarily to attract, motivate and retain executives critical to our long-term success and to provide a competitive compensation structure overall.

Element	Description and Purpose

Change of Control Severance Plan and Severance Agreements

•

Our Change of Control Severance Plan and Severance Agreements with certain executives are intended to provide financial security and an industry-competitive compensation package for our executives. This additional security helps ensure that these officers remain focused on our performance and the continued creation of stockholder value throughout any change of control transaction rather than on the potential uncertainties associated with their own employment.

•

The Change of Control Severance Plan and the Severance Agreements are "double trigger" agreements that generally provide certain cash payments (other than payments under our Stock Plan) to the executive if their employment is terminated during a two or three year protection period following a change of control. For a description of these arrangements as in effect during 2015, please see "Executive Compensation Tables – Potential Payments upon Termination or Change of Control."

401(k) Plan	• All employees of the Company are eligible to participate in and receive up to an 8% Company matching contribution to our 401(k) Plan, which is intended to provide financial security upon retirement.

Deferred Compensation Plan

•

All officers are eligible to participate in and receive Company contributions to our Deferred Compensation Plan, which is intended to provide competitive retirement planning benefits to attract and retain skilled management.

•

The Deferred Compensation Plan allows an eligible executive to defer up to 90% of his or her salary and all of his or her bonus on an annual basis. We make a matching contribution for up to 8% of the executive's base salary. For an explanation of the major features of the Deferred Compensation Plan, please see "Executive Compensation Tables – Nonqualified Deferred Compensation in 2015."

Employee Stock Purchase Plan (ESPP)	• Participating employees, including our executives, are eligible to purchase annually up to $21,250 of Company common stock at a discount.
• The ESPP is intended to encourage an equity stake in the Company, aligning employee interests with those of our stockholders.

Health and Wellness Plans

•

Executives are eligible to receive available health and other wellness benefits, including medical, dental, life and disability insurance, on the same basis as our other employees. Executives also receive a Company-paid annual physical examination.

• Our health and wellness plans are intended to provide a competitive, broad-based employee benefits structure and to promote the wellness of our executives and other employees.

Perquisites	• We provide reimbursement for fitness and business club dues to promote the wellness and business relationships of our employees and for annual executive physical exams.
• Beginning in 2016, officers (including our NEOs) are eligible for up to $17,500 per year for financial planning services upon their election.

48        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

IV. 2016 COMPENSATION PROGRAM

As for prior years, the Compensation Committee engaged Meridian to review the overall competitiveness of the Company's executive compensation programs for 2016, with continued focus on ensuring the alignment of management compensation with performance and the Company's strategy generally.

Based on stockholder and management feedback, the Compensation Committee requested that Meridian assist in repositioning the Company's executive officer compensation program to (i) provide greater incentive and reward opportunities for exceptional Company performance, (ii) support retention of key talent, (iii) improve stockholder support of the Compensation Committee and the Company's executive compensation programs and (iv) manage officer compensation in a framework that the Board and the executives understand the same way. While this process resulted in minimal changes to the Company's approach to executive officer base salaries or annual incentive awards for 2016, the Compensation Committee did adopt changes to the Company's long-term equity-based incentive award programs for 2016, including the following:

  •
  While performance-based RSUs will continue to be earned based on company performance as measured by relative TSR against the TSR Performance Peer Group, the two-year performance period will be replaced with a three-year performance period and the quarterly vesting opportunities will be replaced with a single vesting opportunity that will occur at the end of the three-year performance period.

  •
  Performance-based RSUs will be granted at a target level (or 100%) with the final number of shares earned ranging between 0% and 200% of the target level, again based on company performance as measured by relative TSR.

  •
  In the event of a change in control, holders of outstanding performance-based RSUs will vest on the closing date of the change in control based on actual relative TSR performance through that date.

The Compensation Committee believes that the redesign of the Company's long-term equity-based incentive award program for 2016 will better align executive officer compensation with stockholder interests, provide a greater upside incentive to management and motivate them to increase Company performance.

In addition, due to the Company's strong operating results and increased stockholder returns in 2015 and following the salary freeze instituted for 2015, the Compensation Committee determined that a merit increase to the base salary rates of our NEOs for 2016 was warranted. In determining the amount of the base salary increases for 2016, the Compensation Committee considered the current 2016 outlook and continued commodity price declines, the pay levels and expected rate of increases in base pay of executives at the Compensation Peer Group companies, and the rate of pay increases for our non-executive officers.

Name	2015 Salary	Increase %	Increase $	2016 Salary (Effective February 28, 2016)

Mr. Boothby	$850,000	—	—	$850,000

Mr. Massaro	$420,000	6.0%	$25,200	$445,200

Mr. Packer	$540,750	—	—	$540,750

Mr. Dunn	$382,500	3.0%	$11,475	$393,975

Mr. Jasek	$400,000	—	—	$400,000

2016 Peer Group Changes

The Company's successful execution of its strategic plan over the past few years has elevated its competitive position. Due to the continued evolving changes to the Company's financial strength, operational characteristics, size and scope, management, at the direction of the Compensation Committee, undertook a comprehensive review and analysis of the Company's identified group of peer companies for purposes of both compensation and relative TSR performance awards. The Company continues to believe that maintaining two separate peer groups – a Compensation Peer Group and a TSR Performance Peer Group – is appropriate since the two

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        49

groups serve different objectives. For 2016, the Compensation Peer Group is intended to reflect North American, onshore E&P companies with similar size, scale, enterprise value, market capitalization, activity level and operations as the Company and that compete with the Company for executive talent.

2016 Compensation Peer Group (1)

Cimarex Energy Co.	Energen Corp.	SM Energy Co.

Concho Resources Inc.	Marathon Oil Corp.*	Southwestern Energy Co.

Continental Resources, Inc. *	Noble Energy Inc.*	WPX Energy Inc.

EP Energy Corp.	QEP Resources, Inc.	Whiting Petroleum Corp.

Encana Corp. *	Range Resources Corp.

(1)
Due to recent changes to the Company's size and scope and in order for the Company to rank at or close to the median of the Compensation Peer Group in enterprise value, market capitalization and assets, the Compensation Committee removed Cabot Oil & Gas Corp., Denbury Resources Inc., Laredo Petroleum Inc., Oasis Petroleum Inc., SandRidge Energy Inc., and Ultra Petroleum Corp. from the 2015 Compensation Peer Group. Companies marked with a "*" were added to the Compensation Peer Group for 2016.

For 2016, the TSR Performance Peer Group reflects a relevant industry cross section of primarily North American, onshore E&P companies with a liquids weighted investment strategy and companies with which the Company competes from an investor perspective.

2016 TSR Performance Peer Group (1)

Bill Barrett Corp. *	Energen Corp.	PDC Energy, Inc. *

Carrizo Oil & Gas, Inc. *	EP Energy Corp.	Pioneer Natural Resources Co. *

Chesapeake Energy Corp.	Jones Energy, Inc. *	SM Energy Co.

Cimarex Energy Co.	Marathon Oil Corp. *	QEP Resources, Inc.

Concho Resources Inc.	Matador Resources Co. *	Whiting Petroleum Corp.

Continental Resources Inc.	Noble Energy Inc.*	WPX Energy Inc.

Devon Energy Corp.

(1)
The Compensation Committee revised the TSR Performance Peer Group, removing the following companies: Cabot Oil & Gas Corp., Denbury Resources Inc., Laredo Petroleum Inc., Oasis Petroleum Inc., Range Resources Corporation, SandRidge Energy Inc., Southwestern Energy Company and Ultra Petroleum Corp. Companies marked with a "*" were added to the TSR Performance Peer Group for 2016.

The Compensation Committee believes that the 2016 Compensation Peer Group and the 2016 TSR Performance Peer Group are properly constituted to allow the Company to provide competitive and effective compensation to its executive officers for 2016 and future years.

V. COMPENSATION POLICIES AND PRACTICES

Stock Ownership Guidelines

The Compensation Committee believes that meaningful stock ownership by our officers is important in aligning management's interests with the interests of our stockholders. We have implemented stock ownership guidelines that require officers to maintain consistent stock ownership in the Company based on a multiple of the executive's annual base salary as set forth below:

Position	Ownership Requirement

President and CEO	5 times base salary

COO, CFO, Executive Vice Presidents and Senior Vice Presidents	3 times base salary

Vice Presidents – Business Unit Leader	2 times base salary

Vice Presidents – General Counsel, Treasurer, Chief Accounting Officer and Others	1.5 times base salary

Executives have up to five years to meet the stock ownership guidelines. As of year-end 2015, all NEOs met our stock ownership guidelines.

50        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

Incentive Compensation Clawback

Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the "Dodd-Frank Act") requires the SEC to direct national securities exchanges to prohibit the listing of any security of an issuer that fails to develop and implement a clawback policy. Although these rules have not been finalized, in March 2016, the Board approved and adopted the Newfield Exploration Company Clawback Policy (the "Clawback Policy"). Under the Clawback Policy, if the Board determines, after conducting a reasonable investigation, that any wrongful conduct (defined as fraud, gross negligence or intentional misconduct) committed by any current or former officer or other employee who received an award or payout under the 2011 Omnibus Stock Plan or the Annual Incentive Plan was a significant contributing factor to the Company having to restate all or a portion of its publicly reported consolidated financial statements due to material non-compliance with any financial reporting requirement under the U.S. federal securities laws (which shall exclude any restatement caused by a change in applicable accounting rules, policy or interpretations), then the Board shall have the right to take, or cause to be taken, in its sole discretion, such action, to the extent permitted by applicable law, as it deems necessary to remedy the wrongful conduct and seek to prevent its recurrence. Remedies include the reimbursement, reduction, cancellation, forfeiture or recoupment of such awards or gains realized from such wrongful conduct.

In addition, under the 2011 Omnibus Stock Plan, the Compensation Committee may require the forfeiture of equity awards (including vested awards that have been exercised or settled and all net proceeds realized with respect to previously granted awards) if it determines that an award holder engaged in certain bad acts, such as fraud, embezzlement, or the violation of any restrictive covenant agreement, and may require awards granted with performance goals to be subject to any policy we adopt relating to the recovery of incentive awards in the event the associated performance goals were not actually achieved. Further, the Sarbanes-Oxley Act of 2002 mandates that the CEO and CFO reimburse the Company for any bonus or other incentive-based or equity-based compensation paid to them in a year following the issuance of financial statements that are later required to be restated as a result of misconduct. During 2015, we did not have a stand-alone clawback policy in place.

Prohibited Transactions

We prohibit executive officers from buying, selling or writing puts, calls or other options related to Company stock. None of our executives has entered into hedging transactions involving our stock. We also prohibit executives from holding Company stock in a margin account or pledging Company stock as collateral for a loan.

Tax Deductibility Considerations

Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to a public company for compensation paid to its CEO or any of its three other most highly compensated executive officers (other than the CFO) to the extent that the compensation of any of these officers exceeds $1 million in any calendar year. Qualifying "performance-based compensation" is not subject to this deduction limit.

Our policy is to have a compensation program that recognizes and rewards performance that increases stockholder value and, to the extent consistent with this policy, to seek to maintain the favorable tax treatment of that compensation. Currently, the performance-based RSUs that the Compensation Committee began granting in 2010 and the portion of the annual incentive awards that is based on operational Company performance measures are intended to qualify as "performance-based compensation" for purposes of Section 162(m). We believe, however, that under some circumstances, such as to attract or retain key executives or to recognize outstanding performance, it is in the Company's and our stockholders' best interests to provide compensation to selected executives even if it is not deductible.

Compensation Policies and Practices Related to Risk Management

The Compensation Committee has discussed and analyzed the concept of risk as it relates to our compensation programs and believes that our compensation programs do not encourage excessive and unnecessary risk taking.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        51

The Compensation Committee, with the assistance of Meridian, arrived at this conclusion for the following reasons:

•
Although the majority of the compensation provided to our executives is variable and linked to performance, we believe an appropriate portion of their total compensation is fixed. The fixed (salary) portion provides a steady income regardless of the Company's stock performance and allows executives to focus on the Company's business without an excessive focus on the Company's stock price performance.

•
Our annual incentive awards are determined based on Company and individual performance measures, both operational and strategic, which mitigates excessive risk-taking that could produce unsustainable gains in one area of performance at the expense of our overall long-term interests. The Company goals are designed to ensure a proper balance between stock performance, operational measures, financial goals and strategic goals. In addition, the Compensation Committee sets Company performance goals that it believes are reasonable in light of our past performance, then-current business projections and market conditions, and our annual incentive awards are subject to maximum payout caps that limit the amount that may be earned by executives in consultation with the O&R Committee on inputs for certain of the operational measures.

•
A portion of our long-term equity-based incentive awards is comprised of time-based RSUs, which generally vest over three years and retain value even in a depressed market so executives are less likely to take unreasonable risks, while another portion (between 40% and 50% of the total award value in the case of our NEOs for 2015) is comprised of performance-based RSUs that measure our TSR over a specified two- to three-year period relative to the TSR performance of certain peer companies over the same period.

•
Our stock ownership guidelines further reduce the likelihood of unnecessary risk-taking because our executive officers are required to own a meaningful amount of Company stock.

In light of the above, the Compensation Committee believes that the various elements of our executive compensation program sufficiently incentivize our executives to act based on the sustained long-term growth and performance of the Company.

COMPENSATION & MANAGEMENT DEVELOPMENT COMMITTEE REPORT

The Compensation & Management Development Committee has reviewed and discussed with Newfield's management the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K included in this Proxy Statement. Based on this review and discussion, the Compensation & Management Development Committee recommended to the Board of Directors of Newfield that the Compensation Discussion and Analysis be included in this Proxy Statement.

This report is submitted on behalf of the Compensation & Management Development Committee.

                      J. Terry Strange, Chair
                      Pamela J. Gardner
                      Steven W. Nance
                      Roger B. Plank
                      Juanita M. Romans

The foregoing Compensation & Management Development Committee Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

52        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information with respect to the compensation of our Chief Executive Officer, our Chief Financial Officer and our three other most highly compensated executive officers, collectively the NEOs, for the years ended December 31, 2015, 2014 and 2013.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(1)(2)	Stock Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(1)(2)	All Other Compensation ($)(4)(5)	Total ($)
Lee K. Boothby	2015	$850,000	$4,800	$6,038,119	$1,795,200	$86,526	$8,774,645
Chairman of the Board,	2014	850,000	183,400	3,734,242	1,866,600	82,599	6,716,841
CEO and President	2013	842,308	—	3,942,797	600,000	64,208	5,449,313
Lawrence S. Massaro	2015	$420,000	$100,800	$2,368,811	$739,200	$31,109	$3,659,920
Executive Vice President	2014	420,000	171,400	1,523,280	768,600	256,203	3,139,483
and CFO	2013	377,446	38,000	1,961,880	462,000	24,618	2,863,944
Gary D. Packer	2015	$540,750	$48,280	$3,551,990	$951,720	$61,884	$5,154,625
Executive Vice President	2014	540,750	97,925	2,156,055	989,575	55,282	3,839,587
and COO	2013	538,327	5,175	2,363,549	594,825	37,480	3,539,356
George T. Dunn	2015	$382,500	$27,780	$1,408,165	$572,220	$36,572	$2,427,236
Sr. Vice President-	2014	381,346	40,020	845,020	594,980	39,573	1,900,939
Development	2013	375,000	9,375	918,235	350,625	16,184	1,669,419
John H. Jasek	2015	$400,000	$16,600	$1,173,684	$598,400	$39,171	$2,227,856
Sr. Vice President –	2014	356,690	—	1,095,816	535,000	41,713	2,029,219
Operations	2013	341,169	54,110	1,422,325	320,890	18,481	2,156,975

(1)
See "Compensation Discussion and Analysis – Executive Compensation Philosophy and Components – Direct Compensation Components" beginning on page 35 for an explanation of the amount of salary and target bonus amounts with respect to 2015 annual incentive awards in proportion to target total direct compensation.

(2)
The amounts shown for 2015 reflect payments pursuant to the annual incentive awards granted in February 2015 pursuant to the 2015 AIP. In accordance with SEC regulations, the amounts reported in the "Bonus" column reflect the amount paid pursuant to the individual performance measure assessment portion of the annual incentive awards, while the amounts reported in the "Non-Equity Incentive Plan Compensation" column reflect the amount paid pursuant to the three Company performance measure categories under the annual incentive awards based on the collective AIP Factor for 2015. See "Compensation Discussion and Analysis – 2015 Compensation Decisions – Annual Incentive Awards" beginning on page 39.

(3)
The amounts shown in the "Stock Awards" column for 2015 reflect the full aggregate grant date fair value of stock-based awards granted during 2015, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures, as required by SEC regulations, and do not reflect the actual value that may be recognized by each NEO.

  During 2015, the NEOs received grants of performance-based RSUs subject to both continued service and relative TSR vesting conditions, which are considered market-based awards under applicable accounting guidance. For the 2015 performance-based RSUs, the grant date fair value was based on a per share price of $22.85, which is determined based on the probability of achieving the performance target. In addition, during 2015, the NEOs received grants of time-based RSUs (50% stock-settled and 50% cash-settled). For each of these awards, the grant date fair value was based on a per share price of $29.43, which is the mean of the high and low sales prices of our common stock on the February 11, 2015 date of grant.

  For assumptions made in the valuation of the awards reported in this column, see also Note 14, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC. See also "Compensation Discussion and Analysis – 2015 Compensation Decisions – Long-Term Equity-Based Incentive Awards" beginning on page 45, "Grants of Plan-Based Awards in 2015" beginning on page 54 and "Outstanding Equity Awards at December 31, 2015" beginning on page 56 for a further description of these awards.

(4)
For 2014, the amount shown in the "All Other Compensation" column for Mr. Massaro includes a relocation expense of $217,020 and a gross up amount of $4,296 for a total of $221,316. This amount was inadvertently omitted from our 2014 Proxy Statement.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        53

(5)
For 2015, "All Other Compensation" includes:

Name	Matching 401(k) Plan Contribution ($)	Matching Deferred Compensation Plan Contribution ($)	Other Perquisites (1)($)	Total ($)
Mr. Boothby	18,000	52,615	15,911	86,526
Mr. Massaro	18,000	—	13,109	31,109
Mr. Packer	18,000	26,924	16,960	61,884
Mr. Dunn	18,000	13,777	4,795	36,572
Mr. Jasek	18,000	15,231	5,940	39,171

(1)
Includes payment of fitness and business club dues; annual executive physical examinations; personal security; and matching charitable contributions (which is available to all employees up to $2,500). Matching charitable contributions paid on behalf of Mr. Packer in 2015 included a match for a gift he made in late 2014 but not matched until January 2015. $1,100 of this amount was attributed to Mr. Packer's 2014 matching charitable contribution. In addition, family members of certain NEOs accompanied the NEOs on a company-chartered plane when they were travelling for business purposes but the company incurred no incremental or additional costs.

Grants of Plan-Based Awards in 2015

The following table contains information about grants of plan-based awards to our NEOs during 2015.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of	Grant Date Fair Value of Stock
Name		Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Stock or Units (#)	Awards ($)(4)
Mr. Boothby	(1a)	02/11/2015							48,930	$1,440,010
	(1b)	02/11/2015							48,930	1,440,010
	(2)	02/11/2015				34,553	138,210	138,210		3,158,099
	(3)		382,500	1,020,000	2,040,000
Mr. Massaro	(1a)	02/11/2015							19,200	$565,056
	(1b)	02/11/2015							19,200	565,056
	(2)	02/11/2015				13,553	54,210	54,210		1,238,699
	(3)		157,500	420,000	840,000
Mr. Packer	(1a)	02/11/2015							28,785	$847,143
	(1b)	02/11/2015							28,785	847,143
	(2)	02/11/2015				20,325	81,300	81,300		1,857,705
	(3)		202,781	540,750	1,081,500
Mr. Dunn	(1a)	02/11/2015							13,815	$406,575
	(1b)	02/11/2015							13,815	406,575
	(2)	02/11/2015				6,510	26,040	26,040		595,014
	(3)		121,922	325,125	650,250
Mr. Jasek	(1a)	02/11/2015							11,520	$339,034
	(1b)	02/11/2015							11,520	339,034
	(2)	02/11/2015				5,423	21,690	21,690		495,617
	(3)		127,500	340,000	680,000

(1)
Reflects (a) stock-settled time-based RSUs awarded to each NEO in 2015 under our 2011 Omnibus Stock Plan, and (b) cash-settled time-based RSUs awarded to each NEO in 2015. The time-based RSUs (both stock-settled and cash-settled awards) granted to the NEOs in February 2015 vest, subject to continuous employment, in four substantially equal annual installments on August 15, 2015, August 15, 2016, August 15, 2017 and February 15, 2018. No cash dividends or cash dividend equivalent rights are received with respect to outstanding time-based RSUs. See also "Potential Payments Upon Termination or Change of Control" beginning on page 59.

(2)
Reflects the potential number of performance-based RSUs awarded to each NEO in 2015 under our 2011 Omnibus Stock Plan, which awards are subject to both continued service and relative TSR vesting conditions. NEOs may earn from 0% to 100% of the target award based on our cumulative stockholder return relative to the TSR Performance Peer Group for the performance period beginning January 1, 2015 and ending on the applicable determination date, which is the last day of each quarter beginning on March 31, 2017 and ending December 31, 2017, with actual vesting dates potentially occurring quarterly from April 15, 2017 through January 15, 2018, subject to continued employment through any actual vesting date. The "Threshold" level reported in this table is based upon the lowest possible earned amount of 25% based on the payout scale described on page 47, although the minimum potential payout is zero. The "Target" and "Maximum" levels reported are based upon the highest possible earned amount of 100% based on the payout scale described on page 47. No cash

54        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

  dividends or cash dividend equivalent rights are received with respect to outstanding performance-based RSUs. For further details on the performance vesting requirements, see "Compensation Discussion and Analysis – 2015 Compensation Decisions – Long-Term Equity-Based Incentive Awards" on page 46.

(3)
Reflects potential cash payouts for annual incentive awards under the 2015 AIP, as discussed beginning on page 39. The "Threshold" level reported in this table is based upon the lowest possible earned amount of 50% with respect to the Category I and Category II Company performance metrics (which collectively comprise 75% of each award) as described on pages 41-42, although the minimum potential payout is zero. The "Maximum" level reported in this table is based on the highest possible payout amount of 200% of each NEO's target award. The amounts actually paid to the NEOs for 2015 with respect to the awards reported in this column are disclosed in the Summary Compensation Table in the "Non-Equity Incentive Plan Compensation" column. The amounts do not include any amounts potentially payable pursuant to the individual performance measure assessment portion of the annual incentive awards, which amounts are reported in the "Bonus" column of the Summary Compensation Table.

(4)
Reflects the full aggregate grant date fair value of stock-based awards granted during 2015, computed in accordance with FASB ASC Topic 718, determined without regard to forfeitures, as required by SEC regulations, and does not reflect the actual value that may be recognized by each NEO. For the performance-based RSUs, the grant date fair value was based on a per share price of $22.85, which is determined based on the probability of achieving the performance target. For the time-based RSUs, the grant date fair value was based on a per share price of $29.43, which is the mean of the high and low sales prices of our common stock on the February 11, 2015 date of grant. For assumptions made in the valuation, see also Note 14, Stock-Based Compensation, to our audited financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC and see footnote (3) to the "Summary Compensation Table" included in this Proxy Statement.

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Outstanding Equity Awards at December 31, 2015

The following table contains information about our NEOs' outstanding equity awards at December 31, 2015. See also "Potential Payments Upon Termination or Change of Control" beginning on page 59 for additional information regarding the treatment of these awards upon certain terminations of employment or the occurrence of a change of control.

		Option Awards				Stock Awards
	Number of Securities Underlying Unexercised Options(#)			Option Exercise	Option Expiration	Number of Shares of Stock or Units That have not Vested		Market Value of Shares of Stock or Units That have not Vested	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That have not		Equity Incentive Plan Awards: Market Value of Unearned Shares, Units or Other Rights That have not

Name	Grant Date	Exercisable (1)	Unexercisable	Price ($)	Date	(2) (#)		(3) ($)	Vested (4) (#)		Vested (5) ($)
Mr. Boothby	02/07/08	30,000	—	$48.45	2/7/2018	—		—	—		—
	02/11/11	—	—	—	—	—		—	15,885	(i)	$517,216
	02/10/12	—	—	—	—	—		—	15,300	(ii)	498,168
	02/08/13	—	—	—	—	16,425	(a)	$534,798	81,900	(iii)	2,666,664
	02/12/14	—	—	—	—	39,230	(e)	1,277,329	98,040	(iv)	3,192,182
	02/11/15	—	—	—	—	73,396	(g)	2,389,774	138,210	(v)	4,500,118
Mr. Massaro	05/04/11	—	—	—	—	4,168	(b)	$135,710	—		—
	02/10/12	—	—	—	—	—		—	2,340	(ii)	$76,190
	02/08/13	—	—	—	—	6,000	(a)	195,360	15,000	(iii)	488,400
	11/08/13	—	—	—	—	30,000	(c)	976,800	—		—
	02/12/14	—	—	—	—	16,000	(e)	520,960	40,000	(iv)	1,302,400
	02/11/15	—	—	—	—	28,800	(g)	937,728	54,210	(v)	1,765,078
Mr. Packer	02/07/08	25,000	—	$48.45	2/7/2018	—		—	—		—
	02/11/11	—	—	—	—	—		—	10,935	(i)	$356,044
	02/10/12	—	—	—	—	—		—	9,270	(ii)	301,831
	02/08/13	—	—	—	—	9,825	(a)	$319,902	49,200	(iii)	1,601,952
	02/12/14	—	—	—	—	22,500	(e)	732,600	57,000	(iv)	1,855,920
	02/11/15	—	—	—	—	43,178	(g)	1,405,876	81,300	(v)	2,647,128
Mr. Dunn	02/07/08	18,000	—	$48.45	2/7/2018	—		—	—		—
	02/11/11	—	—	—	—	—		—	2,700	(i)	$87,912
	02/10/12	—	—	—	—	—		—	2,340	(ii)	76,190
	02/08/13	—	—	—	—	5,138	(a)	$167,293	12,600	(iii)	410,256
	02/12/14	—	—	—	—	12,000	(e)	390,720	14,000	(iv)	455,840
	02/11/15	—	—	—	—	20,724	(g)	674,773	26,040	(v)	847,862
Mr. Jasek	02/07/08	25,000	—	$48.45	2/7/2018	—		—	—		—
	02/11/11	—	—	—	—	—		—	2,835	(i)	$92,307
	02/10/12	—	—	—	—	—		—	1,860	(ii)	60,561
	02/08/13	—	—	—	—	5,250	(a)	$170,940	12,900	(iii)	420,024
	09/09/13	—	—	—	—	6,667	(d)	217,078	—		—
	02/12/14	—	—	—	—	1,200	(e)	39,072	13,500	(iv)	439,560
	10/24/14	—	—	—	—	27,000	(f)	879,120	—		—
	02/11/15	—	—	—	—	17,280	(g)	562,637	21,690	(v)	706,226

(1)
Reflects stock options that were awarded to the NEOs (other than Mr. Massaro) on February 7, 2008. All of the stock options were granted under our 2000 Omnibus Stock Plan. Subject to continuous employment, the stock options vested in five equal annual installments beginning on the first anniversary of the grant date. If the optionee's employment with us is terminated due to death or disability, the options may be exercised in full for one year after the termination, after which time the options will terminate. If the optionee's employment with us is terminated voluntarily by the optionee or involuntarily by us for cause (as defined in the award agreement), the options will terminate immediately and not be exercisable. Subject to earlier termination or expiration, if the optionee's employment is terminated by us involuntarily other than for cause, the vested portion of the option may be exercised for 90 days after the termination (or for one year after death if the employee dies during the 90-day period).

(2)
Reflects the following time-based RSUs that were awarded to the NEOs:

(a)
Time-based, stock-settled RSUs awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 8, 2013, which vest in four equal installments on August 15, 2013, 2014 and 2015 and February 1, 2016.

(b)
Time-based, stock-settled RSUs awarded to Mr. Massaro in connection with his new employment with us on May 4, 2011, which vest in three equal annual installments, beginning on the third anniversary of the grant date.

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  (c)
  Time-based, stock-settled RSUs awarded to Mr. Massaro in connection with his promotion to Executive Vice President and Chief Financial Officer on November 8, 2013, which vest in three equal annual installments, beginning on the third anniversary of the grant date.

  (d)
  Time-based, stock-settled RSUs awarded to Mr. Jasek on September 9, 2013, which vest in three equal annual installments on August 15, 2014, 2015 and 2016.

  (e)
  Time-based RSUs (50% stock-settled and 50% cash-settled) awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 12, 2014, which vest in four equal installments on August 15, 2014, 2015 and 2016 and February 1, 2017.

  (f)
  Time-based, stock-settled RSUs awarded to Mr. Jasek on October 24, 2014, which vest in three equal annual installments on November 1, 2016, 2017 and 2018.

  (g)
  Time-based RSUs (50% stock-settled and 50% cash-settled) awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 11, 2015, which vest in four equal installments on August 15, 2015, 2016 and 2017 and February 15, 2018.

(3)
Calculated by multiplying the number of restricted stock units that have not vested by the closing price of our common stock on the NYSE on December 31, 2015, which was $32.56.

(4)
Reflects the following performance-based RSUs that were awarded to the NEOs under our 2011 Omnibus Stock Plan (except where otherwise indicated):

(i)
Performance-based RSUs awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 11, 2011 under our 2009 Omnibus Stock Plan, which vest, if at all, based on our total stockholder return relative to a peer group over a three to five-year period. Vesting of these 2011 performance-based RSUs has the possibility of occurring monthly from April 15, 2014 through April 15, 2016.

(ii)
Performance-based RSUs awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 10, 2012, which vest, if at all, based on our total stockholder return relative to a peer group over a three to five-year period. Vesting of these 2012 performance-based RSUs has the possibility of occurring monthly from April 15, 2015 through April 15, 2017.

(iii)
Performance-based RSUs awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 8, 2013, which vest, if at all, based on our total stockholder return relative to a peer group over a three to five-year period. Vesting of these 2013 performance-based RSUs has the possibility of occurring monthly from April 15, 2016 through April 15, 2018.

(iv)
Performance-based RSUs awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 12, 2014, which vest, if at all, based on our total stockholder return relative to a peer group over a one-year period. Vesting of these 2014 performance-based RSUs has the possibility of occurring monthly from April 15, 2016 through April 15, 2017.

(v)
Performance-based RSUs awarded to Messrs. Boothby, Massaro, Packer, Dunn and Jasek on February 11, 2015, which vest, if at all, based on our total stockholder return relative to the TSR Performance Peer Group over a one-year period. Vesting of these 2015 performance-based RSUs has the possibility of occurring quarterly from April 15, 2017 through January 15, 2018. For further details on the performance vesting requirements, see "Compensation Discussion and Analysis – 2015 Compensation Decisions – Long-Term Equity-Based Incentive Awards" on page 46.

    For each outstanding award of performance-based RSUs, reflects the maximum number of performance-based RSUs that remain subject to such award, which is equal to 100% of the number of awarded performance-based RSUs that remain outstanding.

(5)
Calculated by multiplying the number of performance-based RSUs reported in the preceding column by the closing price of our common stock on the NYSE on December 31, 2015, which was $32.56.

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Stock Vested in 2015

The following table contains information regarding the vesting during 2015 of time-based and performance-based RSUs previously granted to our NEOs.

	Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Mr. Boothby	129,300	$4,579,883
Mr. Massaro	36,326	$1,318,543
Mr. Packer	79,077	$2,789,196
Mr. Dunn	30,583	$1,086,159
Mr. Jasek	29,167	$1,032,116

(1)
Represents the gross number of shares acquired upon vesting of time-based and performance-based RSUs during 2015, without reduction for any shares withheld to satisfy applicable tax obligations. In addition, includes time-based, cash-settled RSUs that were awarded on February 12, 2014 and February 11, 2015, portions of which vested on August 15, 2015 for Messrs. Boothby (includes 22,040 cash-settled RSUs), Massaro (includes 8,800 cash-settled RSUs), Packer (includes 12,821 cash-settled RSUs), Dunn (includes 6,453 cash-settled RSUs) and Jasek (includes 3,180 cash-settled RSUs).

(2)
Represents the value of the time-based or performance-based RSUs that vested during 2015, calculated by multiplying (a) the number of shares of time-based or performance-based RSUs that vested or, with respect to cash-settled RSUs, the equivalent number of shares used to calculate the cash payment by (b) the mean of the high and low sales prices of our common stock on the applicable vesting date or, if the vesting date is not a trading day on the NYSE, the previous trading day.

Nonqualified Deferred Compensation

The following table contains information about our NEOs' participation in our Deferred Compensation Plan during 2015.

Name	Executive Contributions in 2015(1) ($)	Registrant Contributions in 2015(2) ($)	Aggregate Earnings in 2015 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2015(3) ($)
Mr. Boothby	$462,615	$52,615	$(68,761)	—	$2,660,709
Mr. Massaro	—	—	$2,941	—	$107,423
Mr. Packer	$26,924	$26,924	$3,723	—	$462,215
Mr. Dunn	$13,777	$13,777	$1,517	—	$241,967
Mr. Jasek	$15,231	$15,231	$1,090	—	$153,101

(1)
All amounts are included in the "Salary," "Bonus" or "Non-Equity Incentive Plan Compensation" columns for 2015 in the Summary Compensation Table.

(2)
Reflects amounts that we contributed under our Deferred Compensation Plan as a matching contribution for the benefit of each NEO for 2015. These amounts are included in the "All Other Compensation" column for 2015 in the Summary Compensation Table.

(3)
The following amounts reported in this column have also been reported in the Summary Compensation Table in previous years for each NEO: (a) Mr. Boothby – $1,879,422, (b) Mr. Massaro – $80,698, (c) Mr. Packer – $270,066, (d) Mr. Dunn – $120,464, and (e) Mr. Jasek – 55,456.

  Deferred Compensation Plan

Our Deferred Compensation Plan allows an eligible employee to defer up to 90% of his or her salary and all of his or her bonus on an annual basis. We make a matching contribution of up to 8% of the employee's salary. Our contribution with respect to any particular employee under the Deferred Compensation Plan is reduced to the extent that we make contributions to our 401(k) Plan on behalf of that employee. The NEOs are always fully vested in all amounts credited to their account under the Deferred Compensation Plan, including amounts contributed by us. Effective January 1, 2007, we established an irrevocable rabbi trust to hold employee account balances under our Deferred Compensation Plan. Employee account balances reflect hypothetical investments,

58        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

at the direction of each employee, in substantially the same investment alternatives, including our common stock, as are available under our 401(k) Plan. Accordingly, earnings on account balances are based upon the market returns on the hypothetical investment alternatives selected by the employee participants. Payments begin at separation from service; provided, however, that officers must generally wait six months after separation from service for distributions to begin. Upon separation from service for any reason, payments will be made on the schedule (lump-sum or installment payments) elected by the participant at the time their deferral election is submitted. All payments are made in cash, except for amounts hypothetically invested in our common stock, which may be paid in cash or our common stock, at the election of the committee administering the plan. Distributions due to financial hardship, as determined by the committee that administers the plan, are permitted but other unscheduled withdrawals are not allowed. In the event of a change of control, the Compensation Committee has the authority to terminate the plan within the 30 days preceding or 12 months after a change of control and, in the event of such a termination, each participant's account will be distributed within 12 months of the termination. See "Potential Payments Upon Termination or Change of Control" below.

Potential Payments Upon Termination or Change of Control

This section describes the potential payments or benefits upon termination, change of control or other post-employment scenarios for each of our NEOs.

  Change of Control Severance Agreements

None of our NEOs have employment contracts; however, we have entered into change of control severance agreements with all of our NEOs. The agreements have an initial term of three years (two years, in the case of Mr. Jasek), with automatic daily extensions unless our Board takes action to cease the automatic extensions. Each agreement (other than the agreement with Mr. Massaro) is currently in the extension period and will remain in effect for three years (two years, in the case of Mr. Jasek) after the Board provides the officer notice of termination of his agreement, if and when the Board decides to do so. Mr. Massaro's agreement, which was originally effective December 19, 2014, was amended and restated effective February 10, 2016, with a three year term commencing on the effective date of the amended and restated agreement and automatic daily extensions unless our Board takes action to cease the automatic extensions, in which case Mr. Massaro's agreement will terminate on the third anniversary of date the Board gives notice of termination of his agreement. Mr. Massaro's amended and restated agreement changed the cash multiplier under his agreement from two and one-half (2.5) to three (3) and changed the protected period under his agreement from 30 months to 36 months following a change of control, in order to align his severance benefits with those provided to other executive officers at Mr. Massaro's same employment level.

The agreements generally provide for a severance protection period that begins on the date of a "change of control" of our Company and ends on the 36 month anniversary of that date (on the 24 month anniversary of that date, in the case of Mr. Jasek). During the protected period, if the executive's employment is terminated by us without "cause" or by the executive for "good reason," the agreements provide for the following severance benefits:

Lump Sum Cash Severance Payment	Continued Health Coverage	Outplacement Services

Equal to three times (two times, in the case of Mr. Jasek) the sum of (a) the greater of the executive's base salary prior to the change of control or at any time thereafter and (b) one-half of the greater of the executive's cash bonus compensation for the two years ending prior to the change of control or for the two years ending prior to the executive's termination of employment	Payment of the applicable premiums for COBRA continuation coverage or retiree medical coverage, as applicable, for the executive and his covered dependents for 36 months (24 months, in the case of Mr. Jasek), plus an amount to reimburse the executive for all applicable income taxes related to such payments, to the extent the executive and his dependents are eligible for and elect such continuation or retiree medical coverage	Reasonable outplacement services in an amount not exceeding $30,000

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If the executive is terminated by us for failure to perform the executive's duties for at least 180 days due to physical or mental illness, the executive will not be eligible to receive the severance benefits described above.

For purposes of the change of control severance agreements, the following terms are generally defined as set forth below:

  •
  "Cause" means (i) willful and continued failure to substantially perform duties; (ii) conviction of or plea of nolo contendre to a felony or a misdemeanor involving moral turpitude; (iii) willful engagement in gross misconduct materially and demonstrably injurious to us; (iv) material violation of any of our material policies; or (v) the executive is the subject of an order obtained or issued by the SEC for any securities violation involving fraud.

  •
  "Change of control" means (i) we are not the survivor in any merger, consolidation or other reorganization (or survive only as a subsidiary); (ii) the consummation of a merger or consolidation with another entity pursuant to which less than 50% of the outstanding voting securities of the survivor will be issued in respect of our capital stock; (iii) we sell, lease or exchange all or substantially all of our assets; (iv) we are to be dissolved and liquidated; (v) any person acquires ownership or control of more than 50% of the shares of our voting stock (based upon voting power); or (vi) as a result of or in connection with a contested election of directors, the persons who were our directors before the election cease to constitute a majority of our Board. However, a "change of control" does not include any merger, consolidation, reorganization, sale, lease, exchange, or similar transaction solely between us and one or more entities that were wholly owned by us immediately prior to the event or any event that is not a "change in control" pursuant to Section 409A of the Code.

  •
  "Good reason" means (i) a material reduction in the executive's authority, duties, titles, status or responsibilities in effect immediately prior to a change of control or the assignment to the executive of duties or responsibilities inconsistent in any material respect from those in effect immediately prior to a change of control; (ii) any reduction in the executive's base salary; (iii) any failure to provide the executive with a combined total of base salary and bonus compensation at a level at least equal to the combined total of (a) the executive's base salary immediately prior to the change of control and (b) one-half of the total of all cash bonuses (whether paid or deferred) awarded to the executive for the two most recent years ending prior to the change of control (deferral of payments without the executives consent and payment in a form other than cash, among other things, may constitute such a failure); (iv) we fail to obtain a written agreement from any successor to assume and perform the agreements; or (v) relocation of our principal executive offices by more than 50 miles from their location immediately prior to the change of control or the executive is based at any office other than our principal executive offices.

If the payment of benefits under the agreement or otherwise results in the executive being subject to excise taxes under Section 4999 of the Code, we must make an additional payment to the executive (other than Mr. Massaro) in an amount such that after the payment of all income and excise taxes, the executive will be in the same net after-tax position as if no such excise taxes had been imposed. We do not provide for excise tax gross ups in connection with a change of control in any executive officer agreements entered into after January 2009, and it is our policy not to include any such tax gross up in any future executive officer agreements. Mr. Massaro's change of control severance agreement does not provide for an excise tax gross up and instead provides that if an excise tax is triggered, then the severance benefits shall either be (1) reduced so that benefits would not trigger an excise tax or (2) paid in full, whichever produces the better net after-tax position to Mr. Massaro.

Receipt of benefits under the change of control severance agreements is subject to the executive's execution of a comprehensive release, which contains non-disparagement provisions and a confidentiality agreement. If a dispute arises, the agreement provides for binding arbitration at our expense (unless the arbitrator provides otherwise with respect to the executive's expenses).

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  Outstanding Long-Term Equity-Based Incentive Awards

As of December 31, 2015, our NEOs held outstanding stock options and outstanding time-based and performance-based RSUs. All outstanding stock options held by our NEOs were granted under our 2000 Omnibus Stock Plan, and all such options were fully vested as of December 31, 2015. Please see footnote (1) to the "Outstanding Equity Awards at December 31, 2015" table for a discussion of the exercise periods applicable to outstanding stock option awards upon certain termination of employment events.

Outstanding time-based (both stock-settled and cash-settled) and performance-based RSUs held by our NEOs become fully vested at 100% in the event of a change of control. For purposes of these awards, the definition of "change of control" is substantially the same as the definition under the change of control severance agreements described above.

In the case of termination of an NEO's employment due to death or disability, time-based RSUs (both stock-settled and cash-settled) fully vest and become nonforfeitable. In the event an NEO's employment terminates by reason of a qualified retirement, then a pro-rata portion of the time-based RSUs held by the executive on the date of termination will vest (calculated by multiplying the number awards that would have vested on the next vesting date by a fraction, the numerator of which is the number of days that have elapsed since the most recent vesting date and the numerator of which is 365). A "qualified retirement" is defined in the RSU award agreements as (i) either (A) reaching at least age 60 and signing a non-compete that is effective until reaching age 62 or (B) reaching at least age 62, (ii) having at least 10 years of qualified service (as defined in the applicable plan and award agreement), and (iii) providing proper notice (as outlined in the applicable award agreement). None of our NEOs is currently eligible for "qualified retirement" under the equity awards.

While performance-based RSUs are not forfeited upon an NEO's termination of employment due to death, disability, or a qualified retirement, such awards only vest in those scenarios based on our actual performance during the applicable performance period.

Certain amounts payable on a termination of employment and described above will be delayed until six months following the NEO's termination of employment in compliance with Section 409A of the Code. In the case of a termination of employment other than those described above, unvested RSUs will be forfeited.

  Other Compensation Plans

Upon termination of employment with us, our NEOs are entitled to payment of their account balances in our Deferred Compensation Plan in the form previously selected by the member in their payment election. See "Nonqualified Deferred Compensation" beginning on page 58.

Upon a change of control, the performance period applicable to the annual incentive awards under our Annual Incentive Plan is deemed to end of the date of the change of control, and eligible employees are entitled to payment of a pro-rata annual incentive award based on actual performance through the date of the change of control.

  Post-Employment Tables

The following tables describe potential payments or benefits upon termination, change of control or other post-employment scenarios for each of the NEOs. The following tables generally do not include amounts payable pursuant to plans that are available generally to all salaried employees. The amounts in the tables show only the value of amounts payable or benefits due to enhancements in connection with each scenario, and do not reflect amounts otherwise payable or benefits otherwise due as a result of employment. There would be no amounts payable or benefits due to enhancements solely in connection with (1) an involuntary termination for cause, (2) an involuntary termination not for cause or (3) a voluntary termination of a non-retirement eligible executive. Accordingly, no amounts are shown for those scenarios. The actual amounts to be paid out in any scenario can only be determined at the time of such executive officer's actual separation from Newfield.

The following assumptions apply to the tables:

  •
  For all scenarios, the trigger event is assumed to be December 31, 2015.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        61

  •
  "Cash Severance Payment" only includes the cash payment based on base salary and bonus, as described under "Change of Control Severance Agreements." All other amounts and adjustments mandated by the change of control severance agreements are shown in connection with the associated other benefits included in the tables. For Mr. Massaro, although his amended and restated change of control severance agreement did not become effective until February 10, 2016, the amounts included in the table below are based on the terms of his amended and restated agreement as if it were in effect as of December 31, 2015.

  •
  Vested stock options and RSUs are not included in these tables since they are already vested.

  •
  For all scenarios, the amounts for RSUs that are unvested and accelerated are calculated by multiplying the number of unvested RSUs by $32.56 (the closing price of our common stock on the NYSE on December 31, 2015).

  •
  The amounts included below for health coverage are the estimated COBRA premiums for the existing medical and dental benefits to each eligible executive for the applicable time period specified in the executive's change of control severance agreement, plus the related tax reimbursement amount.

  •
  The outplacement placement services amounts represent the maximum benefits available to each eligible executive under their change of control severance agreements.

Deferred Compensation Plan amounts payable in connection with the various scenarios are not shown in the tables below because these amounts are disclosed earlier in the "Nonqualified Deferred Compensation" table on page 58. In addition, no amounts are shown as payable under the 2015 AIP upon a change of control because those amounts are disclosed earlier in the "Non-Equity Incentive Plan Compensation" column of the "Summary Compensation Table" for 2015.

Mr. Boothby	Retirement ($)	Disability ($)	Death ($)	Change of Control With Involuntary Termination or Voluntary Termination For Good Reason ($)	Change of Control (No Termination) ($)
Cash Severance Payment	N/A	—	—	6,525,000	—
Restricted Stock Units Unvested and Accelerated	N/A	15,576,248	15,576,248	15,576,248	15,576,248
Health Coverage	N/A	—	—	128,062	—
Placement Services	N/A	—	—	30,000	—
Excise Tax Gross-Up (2)	N/A	N/A	N/A	7,655,473	—

Total	N/A	15,576,248	15,576,248	29,914,784	15,576,248

62        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

Mr. Massaro	Retirement ($)	Disability ($)	Death ($)	Change of Control With Involuntary Termination or Voluntary Termination For Good Reason ($)	Change of Control (No Termination) ($)
Cash Severance Payment	N/A	—	—	3,420,000	—
Restricted Stock Units Unvested and Accelerated	N/A	6,398,626	6,398,626	6,398,626	6,398,626
Health Coverage	N/A	—	—	128,062	—
Placement Services	N/A	—	—	30,000	—
Excise Tax Gross-Up (2)	N/A	N/A	N/A	—	—

Total	N/A	6,398,626	6,398,626	9,976,688	6,398,626

Mr. Packer	Retirement ($)	Disability ($)	Death ($)	Change of Control With Involuntary Termination or Voluntary Termination For Good Reason ($)	Change of Control (No Termination) ($)
Cash Severance Payment	N/A	—	—	4,153,500	—
Restricted Stock Units Unvested and Accelerated	N/A	9,221,252	9,221,252	9,221,252	9,221,252
Health Coverage	N/A	—	—	128,062	—
Placement Services	N/A	—	—	30,000	—
Excise Tax Gross-Up (2)	N/A	N/A	N/A	4,142,561	—

Total	N/A	9,221,252	9,221,252	17,675,376	9,221,252

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        63

Mr. Dunn	Retirement ($)	Disability ($)	Death ($)	Change of Control With Involuntary Termination or Voluntary Termination For Good Reason ($)	Change of Control (No Termination) ($)
Cash Severance Payment	N/A	—	—	2,640,000	—
Restricted Stock Units Unvested and Accelerated	N/A	3,110,848	3,110,848	3,110,848	3,110,848
Health Coverage (1)	N/A	—	—	10,915	—
Placement Services	N/A	—	—	30,000	—
Excise Tax Gross-Up (2)	N/A	N/A	N/A	—	—

Total	N/A	3,110,848	3,110,848	5,791,762	3,110,848

Mr. Jasek	Retirement ($)	Disability ($)	Death ($)	Change of Control With Involuntary Termination or Voluntary Termination For Good Reason ($)	Change of Control (No Termination) ($)
Cash Severance Payment	N/A	—	—	1,710,000	—
Restricted Stock Units Unvested and Accelerated	N/A	3,587,526	3,587,526	3,587,526	3,587,526
Health Coverage	N/A	—	—	85,375	—
Placement Services	N/A	—	—	30,000	—
Excise Tax Gross-Up (2)	N/A	N/A	N/A	—	—

Total	N/A	3,587,526	3,587,526	5,412,901	3,587,526

(1)
Mr. Dunn is the only NEO who was retirement eligible under the retiree medical plan as of December 31, 2015. Under the Change of Control (With Involuntary Termination or Voluntary Termination for Good Reason) scenario for Mr. Dunn, the amount shown is net of employee contributions. No amounts are shown under the retirement scenario because the benefit is nondiscriminatory.

(2)
The gross-up for the excise tax is with respect to the cash severance payment, any RSUs that become vested upon change of control, the continued health coverage and the outplacement services, all assuming a change of control occurred on December 31, 2015. The 20% excise tax is only triggered if the present value of the listed benefits is equal to or greater than three times the average of the prior five years W-2 pay, and the excise tax is then imposed on the total amount of the benefits listed that are in excess of the average of the prior five years W-2 pay. Accordingly, the amounts are shown only for the NEOs whose benefits trigger the 20% excise tax gross-up and who are otherwise entitled to receive such a gross-up payment. To determine the appropriate gross-up for excise tax for Messrs. Boothby and Packer, the following tax rates were used: 39.6% federal, 0% state, 20% excise and 2.35% Medicare and 1.188% itemization deduction phase out. Payments to Messrs. Dunn and Jasek would not trigger a gross-up for excise tax. Mr. Massaro's payments would trigger an excise tax of $1,328,976, in the event of a termination associated with a change of control, and $613,363, in the event of a change of control without a termination; however, Mr. Massaro is not entitled to a "gross-up" for these taxes. Instead, Mr. Massaro's change of control severance agreement provides that if an excise tax is triggered, then the severance benefits shall either be (1) reduced so that benefits would not trigger an excise tax or (2) paid in full, whichever produces the better net after-tax position. In this case, the benefits would be paid in full to Mr. Massaro.

64        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mses. Gardner and Romans and Messrs. Strange (Chair), Nance and Plank, all of whom are independent non-management directors, currently serve on the Compensation & Management Development Committee. None of these individuals is or has been an officer of the Company, was an employee of the Company during the last fiscal year or as of the date of this Proxy Statement or is serving or has served as a member of the compensation committee of another entity that has an executive officer serving on the Compensation Committee of the Company. No executive officer of the Company served as a director or on the compensation committee of another entity that had an executive officer serving as a director or on the Compensation Committee of the Company.

EQUITY COMPENSATION PLAN INFORMATION

The table below provides information relating to our equity compensation plans as of December 31, 2015. All of our equity compensation plans have been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (#)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (2) ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)(3) (#)
Equity compensation plans approved by security holders	2,968,356	$3.17	7,485,218
Equity compensation plans not approved by security holders	—	—	—

Total (4)	2,968,356	$3.17	7,485,218

(1)
Of the 2,968,356 shares shown in the table above as securities to be issued upon exercise of outstanding options, warrants and rights, 194,440 were subject to outstanding stock option awards and 2,773,916 were subject to outstanding RSU awards as of December 31, 2015.

(2)
The $3.17 weighted-average exercise price shown in the table above includes RSU awards that do not have an exercise price. Without those awards, the weighted-average exercise price per share would be $48.45. As of December 31, 2015, the weighted average remaining term of outstanding options was 2.11 years.

(3)
Of the 7,485,218 shares remaining available for issuance as of December 31, 2015 reflected in the table above: 219,771 of those shares are available under our existing employee stock purchase plan (approximately 65,814 of which are estimated to be issued in the current purchase period); and the remaining 7,265,447 shares are available under our 2011 Omnibus Stock Plan. Under our 2011 Omnibus Stock Plan, the number of shares available for issuance is reduced by 1.87 times the number of shares subject to restricted stock and RSU awards, and is reduced by 1 times the number of shares subject to option awards. The 7,265,447 shares available for grant under our 2011 Omnibus Stock Plan assumes that all future awards under the plan will be stock options. Only 3,885,266 shares would be available for grant under our 2011 Omnibus Stock Plan if all future awards under the plan are restricted stock or RSU awards. Thus far, all awards under the 2011 Omnibus Stock Plan have been RSU awards.

(4)
Does not include any equity-based compensation awards that are solely settled in cash.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        65

PROPOSAL 2: RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITOR

The Audit Committee of our Board has appointed the independent registered public accounting firm of PricewaterhouseCoopers LLP to audit our consolidated financial statements for the year ending December 31, 2016. PricewaterhouseCoopers has served as our independent auditor since 1999. We are not required under SEC regulations to submit this proposal, however, the Board believes it is appropriate and a good corporate governance practice to do so. If the appointment is not ratified, the Audit Committee will consider the appointment of a different independent registered public accounting firm. A representative of PricewaterhouseCoopers is expected to be present at the Annual Meeting and will be offered the opportunity to make a statement if the representative desires to do so and will be available to respond to appropriate questions.

BOARD RECOMMENDATION

The Board of Directors recommends a vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent auditor for fiscal year 2016.

66        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

PROPOSAL 3: NON-BINDING ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

The Compensation Discussion and Analysis begins on page 26, which is followed by the executive compensation tables. As discussed there, we believe that the Company's long-term success depends in large measure on the talents of our employees. Our compensation system plays a significant role in our ability to attract, retain, and motivate the highest quality employees. We further believe that our current compensation program directly links executive compensation to performance, aligning the interests of our executive officers and those of our stockholders.

In addition, we believe sound corporate governance principles and effective compensation programs are interrelated. Our core executive compensation practices are summarized below:

What We Do	What We Don't Do

✓ We structure our NEOs' compensation so that approximately 84% of total direct compensation is at-risk	✗ We do not have employment agreements with any of our executive officers
✓ We tie our annual incentive awards to a range of objective and strategic measurements, including safety, environmental, regulatory and compliance

✗

We do not provide for excise tax gross ups in connection with a change of control in any executive officer agreements entered into after January 2009, and it is our policy not to include any such tax gross up in any future executive officer agreements

✓ We emphasize long-term performance in our equity-based incentive awards	✗ We prohibit executive officers from buying, selling or writing puts, calls or options related to Company stock
✓ Our change of control severance agreements are "double-trigger," requiring both a change of control and a loss of position before any cash payments are awarded	✗ We prohibit executives from holding Company stock in a margin account or pledging Company stock as collateral
✓ We mandate stock ownership requirements for our officers	✗ We do not allow repricing of stock options without stockholder approval
✓ Our Compensation Committee is comprised solely of independent directors and engages an independent compensation consultant	✗ We do not grant excessive perquisites, and all perquisites have a specific business rationale
✓ We hold an annual say-on-pay advisory vote
✓ We consider tax deductibility when structuring compensation awards
✓ We may seek to recover equity and cash incentive awards inappropriately received by an executive officer

This proposal provides stockholders with the opportunity to cast an advisory vote to approve our executive compensation program.

The Board invites you to review carefully the "Executive Compensation" section, which includes the Compensation Discussion and Analysis, beginning on page 26 and asks that you cast your vote to endorse the Company's executive compensation programs through the following resolution:

  "RESOLVED, that the compensation paid to Newfield's named executive officers, as disclosed in the 2016 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        67

The above "say-on-pay" vote is being provided pursuant to SEC regulations. While the vote does not bind the Board to any particular action, the Board values the input of the stockholders, and will take into account the outcome of this vote in considering future compensation arrangements. We include this stockholder advisory vote annually and the next such vote will occur at the 2017 Annual Meeting of Stockholders.

BOARD RECOMMENDATION

The Board of Directors recommends a vote "FOR" approval of the following resolution: "RESOLVED, that the compensation paid to Newfield's named executive officers, as disclosed in the 2016 Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED."

68        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth beneficial ownership information with respect to our common stock as of March 15, 2016 for (1) each person known by us to own beneficially more than 5% of our outstanding common stock, (2) each of our directors and nominees for director, (3) each of our named executive officers referenced in the Summary Compensation Table, and (4) all of our directors and executive officers as a group. Unless otherwise noted, each person listed below has sole voting and investment power with respect to the shares of our common stock listed below as beneficially owned by the person. As of March 15, 2016, we had 198,137,564 shares outstanding.

None of the shares beneficially owned by our executive officers or directors has been pledged as security for an obligation. Our insider trading policy prohibits our executive officers and directors from holding Newfield securities in a margin account or pledging Newfield securities as collateral for a loan.

	Beneficial Ownership(1)
Name of Beneficial Owner	Shares	Percent @ March 15, 2016
Holders of More Than 5%:
FMR LLC(2)	11,865,636	6.0%
BlackRock, Inc.(3)	10,444,251	5.3%
Clearbridge Investments, LLC(4)	10,081,309	5.1%
The Vanguard Group, Inc.(5)	13,750,032	6.9%
Wellington Management Group LLP (6)	12,703,489	6.4%
Management:
Lee K. Boothby	154,494	*
George T. Dunn	107,438	*
Pamela J. Gardner	41,203	*
John H. Jasek	73,112	*
Lawrence S. Massaro	52,545	*
Steven W. Nance	18,995	*
Gary D. Packer	163,229	*
Roger B. Plank	16,017	*
Thomas G. Ricks	47,427	*
Juanita M. Romans	33,779	*
John W. Schanck	18,995	*
J. Terry Strange	42,199	*
James (Kent) Wells	5,017	*
All Executive Officers and Directors as a Group (consisting of 18 persons)	876,976	*

*
Less than 1%

(1)
The amounts shown include, as of March 15, 2016: (a) shares of common stock held under Newfield's 401(k) Plan for the accounts of participants; (b) shares of restricted stock units; and (c) shares of common stock that may be acquired within 60 days through the exercise of stock options or the vesting of restricted stock units. The shares beneficially owned by Messrs. Boothby, Packer, Massaro, Dunn and Jasek and by our executive officers and directors as a group include 30,000 shares, 25,000 shares, 0 shares, 18,000 shares, 25,000 shares, and 108,080 shares, respectively, that may be acquired by such persons within 60 days after March 15, 2016 through the exercise of stock options. Mr. Massaro owns 4,168 restricted stock units that may vest within 60 days after March 15, 2016. In addition, all of our NEOs have performance-based restricted stock units that may vest within 60 days after March 15, 2016, if certain performance criteria are met. Until stock options are exercised or restricted stock units vest, these individuals have neither voting nor investment power over the underlying shares of common stock.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        69

(2)
FMR LLC (FMR), in its capacity as investment adviser, may be deemed to beneficially own the indicated shares, which are held by clients of FMR. FMR has sole voting power over 243,503 shares and sole dispositive power over 11,865,636 shares. FMR's address is 245 Summer Street, Boston, MA 02210. This information is based on FMR's most recent Statement on Schedule 13G filed on February 12, 2016.

(3)
BlackRock, Inc. (BlackRock), in its capacity as a parent holding company or control person for various subsidiaries (none of which individually owns more than 5% of our outstanding common stock), may be deemed to beneficially own the indicated shares. BlackRock has sole voting power over 9,035,941 shares and sole dispositive power over 10,444,251 shares. BlackRock's address is 55 East 52nd St., New York, NY 10022. This information is based on BlackRock's most recent Statement on Schedule 13G filed on February 10, 2016.

(4)
Clearbridge Investments, LLC (Clearbridge), in its capacity as an investment adviser, may be deemed to beneficially own the indicated shares, which are held by clients of Clearbridge. Clearbridge has sole voting power over 9,957,740 shares and sole dispositive power over 10,081,309 shares. Clearbridge's address is 620 8th Avenue, New York, NY 10018. This information is based on Clearbridge's most recent Statement on Schedule 13G. filed on February 16, 2016

(5)
The Vanguard Group, Inc. (Vanguard), in its capacity as an investment adviser, may be deemed to beneficially own the indicated shares, which are held by clients of Vanguard. Vanguard has sole voting power over 259,842 shares and shared dispositive power over 258,942 shares, as well as sole dispositive power of 13,491,090 shares. Vanguard's address is 100 Vanguard Blvd., Malvern, PA 19355. This information is based on Vanguard's most recent Statement on Schedule 13G filed on February 11, 2016.

(6)
Wellington Management Group LLP (Wellington), in its capacity as an investment adviser, may be deemed to beneficially own the indicated shares, which are held by clients of Wellington. Wellington has sole voting power over 10,121,048 shares and sole dispositive power over 12,703,489 shares. Wellington's address is c/o Wellington Management Company LLP, 280 Congress Street, Boston, MA 02210. This information is based on Wellington's most recent Statement on Schedule 13G filed on February 11, 2016.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors and persons who own more than 10% of our common stock to file reports of beneficial ownership and changes in ownership with the SEC. These persons are required by SEC rules to furnish us with copies of these reports. Based solely on our review of the copies of these reports received by us during fiscal year 2015 and representations from certain reporting persons that they have complied with the relevant filing requirements, we believe that all such filing requirements were complied with during the year ended December 31, 2015; provided that, due to clerical processing delays, each of Timothy Yang and Roger Plank filed a Form 3 late, each of Matthew Vezza and Charles Shultz filed one late report on Form 4 and James Wells filed two late reports on Form 4.

70        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

AUDIT COMMITTEE REPORT

The Audit Committee of the Newfield Board of Directors currently consists of the six directors whose names appear below. Each member of the Audit Committee is "independent" as defined in the NYSE's listing standards. The primary purposes of the Audit Committee are to assist the Board in monitoring:

  •
  the integrity of Newfield's financial statements and financial reporting processes and systems of internal control;

  •
  the qualifications and independence of Newfield's independent auditors;

  •
  the performance of Newfield's internal audit function and independent auditors; and

  •
  Newfield's compliance with legal and regulatory requirements.

The Audit Committee is responsible for appointing, retaining and terminating Newfield's independent auditors and also performs the specific functions set forth in its charter, which is available on our website. Go to http://www.newfield.com and then to the "Corporate Governance – Overview" tab.

The Audit Committee held five meetings in person or by telephone conference during 2015. The meetings were designed to facilitate and encourage communication between the Audit Committee and Newfield's internal auditors and independent auditors.

The Audit Committee has reviewed and discussed with Newfield's management and PricewaterhouseCoopers LLP, Newfield's independent auditors, the audited financial statements of Newfield included in its Annual Report on Form 10-K for the year ended December 31, 2015.

The Audit Committee has discussed with Newfield's independent auditors all communications required by the auditing standards of the Public Company Accounting Oversight Board (PCAOB), including those required by the PCAOB's Interim Standard AU section 380, "Communication with Audit Committees". The Audit Committee also has received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the PCAOB regarding the independent auditors' communications with the Audit Committee concerning independence, and has discussed with PricewaterhouseCoopers LLP such independent auditors' independence. The Audit Committee also has considered whether the provision of non-audit services to Newfield by PricewaterhouseCoopers LLP is compatible with maintaining their independence.

Based on the review and discussions referred to above, the Audit Committee recommended to Newfield's Board of Directors that the audited financial statements be included in Newfield's Annual Report on Form 10-K for the year ended December 31, 2015 filed with the SEC.

This report is submitted on behalf of the Audit Committee.

                      Thomas G. Ricks, Chair
                      Pamela J. Gardner
                      Roger B. Plank
                      John W. Schanck
                      J. Terry Strange
                      J. Kent Wells

The foregoing Audit Committee Report is not soliciting material, is not deemed filed with the SEC and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        71

PRINCIPAL ACCOUNTING FEES AND SERVICES

Aggregate fees for professional services rendered to us by PricewaterhouseCoopers LLP for the years ended December 31, 2014 and 2015 were as follows:

Category of Service	2014	2015

Audit fees	$1,839,825	$2,185,775

Audit-related fees	40,775	52,881

Tax fees	64,000	134,500

All other fees	—	—

Total	$1,944,600	$2,373,156

The audit fees for 2014 and 2015 were for professional services rendered in connection with the audits of our consolidated financial statements and reviews of our quarterly consolidated financial statements within such years. These fees also include the issuance of comfort letters, consents and assistance with review of various documents filed with the SEC in 2014 and 2015. The audit-related fees for 2014 and 2015 were for services related to accounting consultations. Tax fees were for services related to tax compliance, including the preparation of local tax returns and international tax returns.

The Audit Committee reviews and pre-approves all audit and non-audit services, including tax services, performed by our independent auditors as well as the fees charged for these services. The Audit Committee may delegate pre-approval authority for these services to one or more members, whose decisions are then presented to the full Audit Committee at its next scheduled meeting. In its review of all non-audit service fees, the Audit Committee considers, among other things, the possible effect of these services on the independence of our independent auditors.

OTHER INFORMATION

OTHER BUSINESS

Our Board does not know of any other matters that are to be presented for action at the meeting. If any other matters are brought before the meeting, the proxy holders will vote as recommended by our Board. If no recommendation is given, the proxy holders will vote in their discretion.

PROXY SOLICITATION

The expense of soliciting proxies will be paid by Newfield. Newfield has retained Georgeson Inc. to assist with the solicitation of proxies at an estimated fee of $7,500 plus expenses. Some of the executive officers and other employees of Newfield may solicit proxies personally, by telephone, mail, facsimile, or other means of communication, if deemed appropriate. Newfield will reimburse brokers or other persons holding stock in their names or in the names of their nominees for their reasonable expenses in forwarding proxy materials to beneficial owners of Newfield's common stock.

STOCKHOLDER LIST

A complete list of stockholders of record entitled to vote at the Annual Meeting will be available for viewing during ordinary business hours for a period of ten days before the Annual Meeting at our offices at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380. The list of stockholders will also be available for stockholders during the Annual Meeting through the link www.virtualshareholdermeeting.com/NFX2016.

72        NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT

STOCKHOLDER PROPOSALS FOR 2017 ANNUAL MEETING AND DIRECTOR NOMINATIONS

Under SEC regulations, if a stockholder wants us to include a proposal in our Proxy Statement and form of proxy for our 2017 Annual Meeting of Stockholders, our Corporate Secretary must receive the proposal at our principal executive offices at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380 by November 24, 2016.

Under our Bylaws, and as SEC regulations permit, stockholders must follow certain procedures to nominate a person for election as a director or to introduce an item of business at a meeting of our stockholders. Under these procedures, stockholders must submit the proposed nominee or item of business by delivering notice to our Corporate Secretary at our principal executive offices at the address set forth above. We must receive notice as follows:

  •
  Normally, for an Annual Meeting we must receive the notice not less than 75 days or more than 120 days before the first anniversary of the prior year's meeting. For our 2017 Annual Meeting, we must receive notice no earlier than January 17, 2017 and no later than March 3, 2017.

  •
  However, if we hold the Annual Meeting on a date that is more than 15 days before or 30 days after such anniversary date, we must receive the notice by the later of (i) 75 days before the Annual Meeting and (ii) 10 days after the day on which public announcement of the date of the meeting is first made.

  •
  If we hold a special meeting, we must receive the notice by the later of (i) 75 days before the special meeting and (ii) 10 days after the day on which public announcement of the date of the meeting is first made.

The notice is required to contain certain information set forth in our Bylaws about both the nominee or proposed business, as applicable, and the stockholder making the nomination or proposal. A nomination or proposal that does not comply with these requirements will be disregarded.

ADDITIONAL INFORMATION AVAILABLE

For stockholders receiving paper copies of this Proxy Statement, a copy of our Annual Report for the year ended December 31, 2015 (which includes our Annual Report on Form 10-K for the year ended December 31, 2015) will accompany the Proxy Statement. For stockholders receiving notice only, the Proxy Statement and our 2015 Annual Report will be available electronically.

Copies of our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC, are also available on our website (http://www.newfield.com) or you may request a copy of the Annual Report on Form 10-K (without exhibits) and/or the Proxy Statement, without charge, by writing to our Investor Relations Department at 4 Waterway Square Place, Suite 100, The Woodlands, Texas 77380. None of the information contained in our Annual Report is proxy solicitation material.

NEWFIELD EXPLORATION COMPANY     |    2016 PROXY STATEMENT        73

APPENDIX A

EXPLANATION AND RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

Domestic Production (sales + lease fuel)

Production volumes sold plus lease fuel (natural gas consumed in operations) is a measure not in generally accepted accounting principles (GAAP). Production for GAAP purposes excludes lease fuel consumed in operations. Production volumes sold plus lease fuel is in some cases more comparable to estimates provided by competitors or security analysts.

Domestic Production (sales + lease fuel)	Year ended December 31, 2015

	Crude Oil and Condensate (MMBbls)	NGLs (MMBbls)	Natural Gas (Bcf)	Total Oil Equivalents (MMBOE)

Domestic production	21.3	8.6	116.3	49.3

Plus: fuel	—	—	7.7	1.3

Total domestic production (sales + lease fuel)	21.3	8.6	124.0	50.6

Domestic Proved Reserves Replacement Ratio

Proved reserve-replacement ratio is a non-GAAP measure. The reserve-replacement ratio measures the amount of proved reserves added to a company's reserve base during the year relative to the amount of oil and gas produced. This reserve-replacement ratio is just one method investors should consider when evaluating exploration and production company performance. Since this ratio is a non-GAAP measure, it should be considered in the context of other operating metrics.

Replacement Ratio of Domestic Proved Reserves	MMBOE

Domestic proved oil and gas reserves, December 31, 2014	622

Change in proved oil and gas reserves attributable to:

Extensions, discoveries and other	101

Tank Revisions	19

Volumes attributable to new proved locations	120	a

Production	(50)	b

Revisions of previous estimates (excluding tank revisions)	(186)

Net acquisitions and divestitures	(7)

Domestic proved oil and gas reserves, December 31, 2015	499

Replacement Ratio of Domestic Proved Reserves (1)	236%	=a/b

(1)
Percentage calculation used actual amounts, table amounts include immaterial rounding

Discretionary Cash Flow (Net Cash Provided by Operating Activities before Changes in Operating Assets and Liabilities)

Discretionary cash flow, or net cash provided by operating activities before changes in operating assets and liabilities, is presented because of its acceptance as an indicator of an oil and gas exploration and production company's ability to internally fund exploration and development activities and to service or incur additional debt. Discretionary cash flow is a non-GAAP financial

NEWFIELD EXPLORATION COMPANY     |    Appendix A-1

measure, and should not be considered an alternative to net cash provided by operating activities as defined by GAAP.

Reconciliation of net cash provided by operating activities to discretionary cash flow	Year ended December 31, 2015 (in millions)

Net cash provided by operating activities	$1,209

Net change in operating assets	(38)

Discretionary cash flow	$1,171

Domestic Controllable Expense per Unit (BOE)

Controllable per unit costs is a non-GAAP metric which presents certain costs under management's control per BOE produced. This ratio is just one method investors should consider when evaluating exploration and production company performance. Since this ratio is a non-GAAP measure, it should be considered in the context of other operating metrics.

Domestic Controllable Expense by Unit	Year ended December 31, 2015 (in millions)

Recurring lease operating expense	$(207)

Major lease operating expense	(24)

Net cash general & administrative cost	(257)

Total controllable expenses	$(488)	a

	MMBOE

Domestic production	(50.6)	b

Per Unit Expense (1)	$9.66	=a/b

(1)
Per unit calculation used actual amounts, table amounts include immaterial rounding.

Domestic Finding and Development Costs

The Company defines domestic finding and development costs as the domestic costs incurred less capitalized direct internal costs, geological and geophysical costs, land costs, construction costs, acquisitions and other costs, which are related to asset retirement obligations. We divide the domestic finding and development costs by new proved developed reserves attributable to finding and development activities. New proved developed reserves are sourced from proved undeveloped conversions, additions/extensions and infill drilling. Management believes achieving low-cost operational performance is critical to our long-term objectives. This goal assesses the Company's ability to realize "continuous cost to manufacture new well" improvements that drive the intrinsic value of

NEWFIELD EXPLORATION COMPANY     |    Appendix A-2

the Company's key resource plays' learning curves through either lower well costs and/or greater ultimate recoveries.

Domestic Finding and Development Costs per BOE	Year ended December 31, 2015 (in millions)

Total Domestic Costs Incurred	$1,512

Less: Costs incurred other than finding and development activities:

Capitalized direct internal costs	(107)

Geological, geophysical, and land costs	(186)

Construction costs	(50)

Acquisitions	(128)

Other	(2)

Domestic finding and development costs	$1,039	a

	MMBOE

Domestic proved developed oil and gas reserves, December 31, 2014	329

Change in proved developed oil and gas reserves attributable to:

Production	(50)

Net acquisitions and divestitures	(2)

Other revisions	(42)

Change in proved developed oil and gas reserves before finding and development activities	(94)

Change in proved developed oil and gas reserves attributable to finding and development activities (1)	84	b

Domestic proved developed oil and gas reserves, December 31, 2015	319

Domestic Development Costs	$12.37	=a/b

(1)
Defined as performance revisions related to positive tank revisions, transfers, extensions, discoveries and other additions.

NEWFIELD EXPLORATION COMPANY     |    Appendix A-3

NEWFIELD EXPLORATION COMPANY

4 Waterway Square Place, Suite 100
The Woodlands, Texas 77380
(281) 210-5100
www.newfield.com

NEWFIELD EXPLORATION COMPANY 4 WATERWAY SQUARE PLACE SUITE 100 THE WOODLANDS, TEXAS 77380

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 16, 2016 (other than 401(k) plan participants). Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/NFX2016

You may attend and vote during the meeting. Have the information printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on May 16, 2016 (other than 401(k) plan participants). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

401(K) PLAN PARTICIPANTS

All votes by 401(k) plan participants submitted over the Internet, by phone or by mail must be received by 11:59 P.M. Eastern Time on May 15, 2016.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by us in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

TO VOTE, MARK  BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

E00914-P73737	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEWFIELD EXPLORATION COMPANY
The Board of Directors recommends a vote “FOR” Proposals 1, 2 and 3.
1.	Election of Directors		For	Against	Abstain
Nominees:
	1a.	Lee K. Boothby	☐	☐	☐

	1b.	Pamela J. Gardner	☐	☐	☐
								For	Against	Abstain
	1c.	Steven W. Nance	☐	☐	☐
						2.	Ratification of appointment of PricewaterhouseCoopers LLP as independent auditor for fiscal 2016.	☐	☐	☐
	1d.	Roger B. Plank	☐	☐	☐

	1e.	Thomas G. Ricks	☐	☐	☐	3.	Advisory vote on named executive officer compensation.	☐	☐	☐

	1f.	Juanita M. Romans	☐	☐	☐	NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	1g.	John W. Schanck	☐	☐	☐

	1h.	J. Terry Strange	☐	☐	☐

	1i.	J. Kent Wells	☐	☐	☐

For address changes and/or comments, please check this box and write them on the back where indicated.					☐

Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and our 2015 Annual Report (which includes our Annual Report on Form 10-K for the year ended December 31, 2015) are available at:

www.proxyvote.com

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E00915-P73737

NEWFIELD EXPLORATION COMPANY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ANNUAL MEETING OF STOCKHOLDERS May 17, 2016

The undersigned stockholder of Newfield Exploration Company (herein, the “Company”) hereby makes, constitutes and appoints Lawrence S. Massaro, Timothy D. Yang and Benjamin J. Paul, and each of them, lawful attorneys and proxies of the undersigned, with full power of substitution, for and in name, place and stead of the undersigned to vote the number of shares of Company common stock that the undersigned would be entitled to vote if personally present at the annual meeting of stockholders to be held at 8:00 a.m. Central Time on May 17, 2016 via live webcast at www.virtualshareholdermeeting.com/NFX2016, and at any adjournment(s) or postponement(s) thereof, on the matters set forth on the reverse side.

This proxy, when properly executed or submitted over the Internet, by telephone, or by mail will be voted in the manner directed herein by the undersigned stockholder. If no direction is made but the card is signed, this proxy will be voted FOR items 1, 2 and 3 (other than 401(k) plan participants discussed below). If any other matters properly come before the meeting, the Proxies will vote as recommended by our Board or, if there is no recommendation, in their discretion.

If shares of Company common stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Company common stock in the undersigned’s name and/or account under such Voting Plan in accordance with the instructions given herein, at the annual meeting and at any adjournments or postponements thereof, on all matters properly coming before the annual meeting, including but not limited to the matters set forth on the reverse side. The plan administrator for the Company’s 401(k) plan will direct the trustee to vote shares as to which no instructions are received in proportion to voting directions received by the trustee from all participants who vote.

This proxy will be governed by and construed in accordance with the laws of the State of Delaware and applicable federal securities laws. The execution of this proxy is not intended to, and does not, revoke any prior proxies or powers of attorney other than the revocation, in accordance with the Delaware General Corporation Law and applicable federal securities laws, of any proxy previously granted specifically in connection with the voting of the shares subject hereto.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)
CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE